UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to § 240.14a-12

Tiptree Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

2026

Tiptree Inc.

2025 TiptreeInc. Annual Meeting of Shareholders Proxy Statement

660 Steamboat Road, 2nd Floor

Greenwich, Connecticut 06830

March 16, 2026

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tiptree Inc. (the “Company” or “Tiptree”) will be held virtually only via live audio webcast at www.virtualshareholdermeeting.com/TIPT2026, on Tuesday, April 28, 2026, at 4:00 p.m. Eastern Time. You will be able to attend the meeting online and submit questions during the meeting by visiting the website listed above. You will also be able to vote your shares electronically at the Annual Meeting. As always, we encourage you to authorize a proxy to vote your shares prior to the annual meeting.

We are delivering the attached proxy statement, with the accompanying formal notice of the meeting, which describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to vote on the matters described in the accompanying proxy statement.

Virtual Meeting Admission. Stockholders of record as of March 9, 2026 will be able to participate in the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/TIPT2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 4:00 p.m. Eastern Time on Tuesday, April 28, 2026. Online check-in will begin at 3:45 p.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures. Additional details regarding requirements for admission to the Annual Meeting are described in the attached proxy statement under the heading “How can I attend the virtual Annual Meeting?”

Your vote is important. Whether you plan to virtually attend the meeting or not, please authorize a proxy to vote your shares either over the Internet, by toll-free telephone or by completing the enclosed proxy card and returning it as promptly as possible. You may continue to have your shares of common stock voted as instructed over the Internet, by toll-free telephone or in the proxy card, or you may change your vote either by authorizing a proxy to vote your shares again before 11:59 p.m., Eastern Time, on April 27, 2026, the time at which the Internet and telephone proxy authorization facilities close, or, if you attend the Annual Meeting virtually, by voting at the virtual meeting.

Sincerely,

/s/ Michael G. Barnes
Michael G. Barnes
Chairman and Chief Executive Officer

TIPTREE INC.

660 Steamboat Road, 2nd Floor

Greenwich, Connecticut 06830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are hereby invited to attend the 2026 Annual Meeting of Stockholders of Tiptree Inc.

WHEN	Tuesday, April 28, 2026, at 4:00 p.m., Eastern Time.

WHERE

Virtually via audio webcast

Participate in the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/TIPT2026.

There will not be a physical meeting in Greenwich, Connecticut or anywhere else.

Additional details regarding requirements for admission to the Annual Meeting are described in the attached proxy statement under the heading “How can I attend the virtual Annual Meeting?”

RECORD DATE	Stockholders of record as of the close of business on March 9, 2026 will be entitled to notice of and to vote at the 2026 Annual Meeting of Stockholders.

ITEMS OF BUSINESS	(1)	To elect three (3) Class I directors to serve for a term expiring at the 2029 Annual Meeting (“Proposal 1”);
(2)

To approve an Amendment No. 2 (the “Amendment”) to the 2017 Omnibus Incentive Plan (the “2017 Plan”) to (a) extend the term of the 2017 Plan to June 6, 2037, subject to earlier termination by the Board, and (b) increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,000,000 shares (“Proposal 2”);

	(3)	To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 3”);
	(4)	To approve in an advisory (non-binding) vote, the compensation of our named executive officers (“Proposal 4”);
	(5)	To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal “5”); and
	(6)	To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

VOTING BY PROXY OR PROXY AUTHORIZATION

Tiptree Inc., on behalf of the Board of Directors, is soliciting your proxy to ensure that a quorum is present and that your shares are represented and voted at the 2026 Annual Meeting of Stockholders. Whether or not you plan to virtually attend the Annual Meeting, please authorize a proxy to vote either over the Internet, by toll-free telephone or by completing, signing, dating and promptly returning the enclosed proxy card in the postage-prepaid envelope provided. For specific instructions on voting, please refer to the instructions on the proxy card or the information forwarded by your broker, bank or other holder of record. If you attend the Annual Meeting virtually, you may vote at the meeting if you wish, even if you have previously given your proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the virtual meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on April 28, 2026: Financial and other information concerning Tiptree Inc. (“Tiptree” or the “Company”) is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements, filed with the SEC on March 9, 2026 (the “2025 10-K”). Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials and our Annual Report at http://www.proxyvote.com.

Greenwich, Connecticut	By Order of our Board of Directors,
March 16, 2026
/s/ Siew Kwok
Siew Kwok, Secretary

i

ii

iii

PROXY STATEMENT SUMMARY

2026 Annual Meeting Information

Date and Time:	Tuesday, April 28, 2026, at 4:00 p.m., Eastern Time.

Location:	Virtually via audio webcast. There will not be a physical meeting. Participate in the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/TIPT2026.

Record Date:	March 9, 2026

Mailing Date:	On or about March 16, 2026

Meeting Agenda and Board Recommendations

	PROPOSALS	THE BOARD’S VOTING RECOMMENDATIONS:	Page
1.	To elect three (3) Class I directors to serve for a term expiring at the 2029 Annual Meeting (Proposal 1); and	“FOR” each nominee for director (Proposal 1)	18
2.	To approve Amendment No. 2 to the 2017 Omnibus Incentive Plan to (a) extend the term of the 2017 Plan to June 6, 2037, and (b) increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,000,000 shares (Proposal 2);	“FOR” (Proposal 2)	20
3.	To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3);	“FOR” (Proposal 3)	28
4.	To approve in an advisory (non-binding) vote, the compensation of our named executive officers (Proposal 4).	“FOR” (Proposal 4)	29
5.	To approve in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal 5).	“THREE YEARS” (Proposal 5)	30

How to Vote

You can vote by any of the following methods:

By Internet:	Go to www.proxyvote.com

By Phone:	Call 1-800-690-6903

By Mail:	Complete, sign, date and mail the proxy card in the postage paid envelope provided.

At the Meeting:	Attend the Annual Meeting virtually and vote

If you authorize a proxy to vote your shares by Internet or phone, you must do so no later than 11:59 p.m. Eastern Time on April 27, 2026.

Tiptree Performance in 2025

2025 was a transformative year for Tiptree. During the year, we reached agreements to sell The Fortegra Group, our specialty insurance business and Reliance First Capital, our residential mortgage origination and servicing business. The sale of these businesses will result in pro-forma book value of approximately $923 million(1), or approximately $24.40 per share when settled. These actions crystallize the significant value Tiptree has created in more than a decade of building and scaling these businesses. At Tiptree’s founding in June 2007, we closed on our initial capital raise of $139 million priced at an equivalent of $5.36 per share. Since then, we have bought and sold more than 21 businesses and made numerous other investments. Our realized investment income has allowed us to return more than $180 million to investors in a combination of dividends and share repurchases, underscoring a long‑term track record of generating value for our shareholders.

Following the announced sales, we undertook a comprehensive review of our corporate cost structure and executed a meaningful reduction in expenses during the second half of the year. As we enter 2026, Tiptree will have a simpler balance sheet and a streamlined management structure, positioning us to pursue new opportunities with greater flexibility and focus. While our capital base has grown meaningfully since our founding in 2007, our core management team and disciplined investment philosophy remain unchanged. We are actively evaluating a range of strategic alternatives for deploying our capital, with a continued focus on identifying stable, predictable cash flows generated by scalable business models led by experienced management teams.

As we look towards 2026 and beyond, the principles that have guided Tiptree since 2007 continue to anchor our approach: disciplined capital allocation, long‑term value creation, prudent use of leverage, and a willingness to own—or exit—businesses based solely on what maximizes shareholder value. With a strengthened capital position and a core management team, we believe Tiptree is well positioned to build on its history of success.

(1) Tiptree's pro-forma book value as of December 31, 2025 was estimated to be $923 million, net of estimated taxes and transaction expenses for the closing of both transactions and reflecting Tiptree's fully diluted ownership of Fortegra of 69.1%.

Tiptree Long Term Performance

We believe that our performance is best measured over the long term and that long term growth in our stock price plus dividends paid is the best metric for evaluating our performance. The table below shows growth in our stock price plus dividends paid annually during the one, three and five year period from December 31, 2025 and since inception(1) (June 2007), compared with the S&P 500 and Russell 2000, with all values calculated with dividends reinvested.

	Tiptree	S&P 500	Russell 2000
1 Year	(11.3)%	17.9%	12.8%
3 Year	11.8%	23.0%	13.7%
5 Year	32.6%	14.4%	6.1%
10 Year	13.4%	14.8%	9.6%
From Jun’07(1)	9.6%	10.7%	7.6%

(1)
At Tiptree’s founding in 2007, book value per share was $5.36. Cumulative dividends paid from 2007 to December 31, 2025 represented $3.77 per share.

Stock Performance Graph

Set forth below is a line-graph presentation comparing the cumulative total return on our common stock against cumulative total returns of the Russell 2000 and the S&P Select Sector Financial Services Index(1). The performance graph shows the total return on an investment of $100 for the period beginning December 31, 2020 (the last trading date) and ending December 31, 2025 assuming reinvestment of dividends. The stockholder return shown on the graph below is not necessarily indicative of future performance, and we will not make or endorse any predictions as to future stockholder returns.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
475
460
445
430
415
400
385
370
355
340
325
310
295
280
265
250
235
220
205
190
175
160
145
130
115
100
85
70
55
443.71
393.05
393.56
279.68
283.56
203.47
176.89
135.04
135.49
120.81
134.40
114.82
119.14
106.82
91.35
12/31/2020
12/31/2021
12/30/2022
12/29/2023
12/31/2024
12/31/2025
TIPT
Russell 2000
S&P Financial Select Sector

(1)
We believe it is difficult to develop a peer group of companies similar to Tiptree as Tiptree owns subsidiaries engaged in a number of diverse business activities. However, management views Tiptree and its subsidiaries as primarily engaged in financial services as of December 31, 2025 and accordingly, management has used the Standard and Poor’s Select Sector Financial Services Index for comparative purposes.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the meeting?

If our records show that you were a holder of our common stock at the close of business on March 9, 2026, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that you held as of the close of business on the record date.

What is the purpose of the meeting and how does the Board recommend I vote on these proposals?

The purpose of the Annual Meeting is for stockholders to vote on the following proposals, which are included in this Proxy Statement. Tiptree’s Board recommends that you vote your shares as indicated below.

	PROPOSALS	THE BOARD’S VOTING RECOMMENDATIONS:	Page
1.	To elect three (3) Class I directors to serve for a term expiring at the 2029 Annual Meeting (Proposal 1); and	“FOR” each nominee for director (Proposal 1)	18
2.	To approve Amendment No. 2 to the 2017 Omnibus Incentive Plan to (a) extend the term of the 2017 Plan to June 6, 2037, and (b) increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,000,000 shares (Proposal 2);	“FOR” (Proposal 2)	20
3.	To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3);	“FOR” (Proposal 3)	28
4.	To approve in an advisory (non-binding) vote, the compensation of our named executive officers (Proposal 4).	“FOR” (Proposal 4)	29
5.	To approve in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal 5).	“THREE YEARS” (Proposal 5)	30

Other than the proposals described in this Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet or by signing and returning your proxy card, any of the persons appointed by the Board of Directors as proxy holders — Scott McKinney and Siew Kwok — will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

How many shares can vote?

As of the close of business on the record date of March 9, 2026, there were 37,877,057 shares of common stock of Tiptree issued and outstanding. There are no other classes of voting securities outstanding. You are entitled to one (1) vote for each share of common stock you held as of the close of business on the record date.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented at the Annual Meeting. As of the close of business on the record date of March 9, 2026, there were 37,877,057 shares outstanding and entitled to vote. Thus, 18,938,529 shares must be represented at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum if you vote at the Annual Meeting or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee). Additionally, abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, the Chairman of the Annual Meeting may adjourn the meeting until a later date.

How can I attend the virtual Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast.

If you are a stockholder of record as of the close of business on March 9, 2026, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit your questions online during the meeting by visiting www.virtualshareholdermeeting.com/TIPT2026. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”) as of the close of business on March 9, 2026, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

The online meeting will begin promptly at 4:00 p.m., Eastern Time on April 28, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 3:45 p.m., Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/TIPT2026, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website log-in page.

How do I vote?

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For Proposal 1 (election of directors), you may either vote “FOR” all of the nominees to the Board of Directors or you may “WITHHOLD” your vote for all of the nominees or for any nominee that you specify.
•
For Proposal 2 (approval of Amendment No. 2 to the Tiptree Inc. 2017 Omnibus Incentive Plan), you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting.
•
For Proposal 3 (ratification of the appointment of Deloitte), you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting.
•
For Proposal 4 (advisory (non-binding) vote on executive compensation), you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting.
•
For Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation), you may vote “1 YEAR”, “2 YEARS”, “3 YEARS” with respect to such proposal or “ABSTAIN” from voting.

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote at the Annual Meeting or vote by giving your proxy authorization over the Internet, by telephone or by properly completing, signing and dating the accompanying proxy card where indicated and mailing the card in the postage paid envelope provided. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote by proxy or to give your proxy authorization to ensure that your votes are counted. You may still virtually attend the Annual Meeting and vote if you have already given your proxy authorization.

•
VOTE BY INTERNET — You may authorize a proxy to vote your shares by Internet at www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
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VOTE BY PHONE — You may authorize a proxy to vote your shares by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 27, 2026. Have your proxy card in hand when you call and then follow the instructions.
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VOTE BY MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tiptree Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by April 27, 2026.
•
VOTE AT THE MEETING — You may vote during the Annual Meeting at www.virtualshareholdermeeting.com/TIPT2026 by using the 16-digit control number included with these proxy materials.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee. If your shares of common stock are held in “street name”, you will receive instructions from your nominee, which you must follow in order to have your shares of common stock voted.

We encourage you to receive all future proxy materials electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card.

How is my vote counted?

If you authorize a proxy to vote your shares through the Internet, by phone or properly execute the accompanying proxy card, and if we receive it by 11:59 p.m., Eastern Time, on April 27, 2026, the shares of common stock that the proxy represents will be voted in the manner specified on the proxy. If no specification is made in the proxy, your shares of common stock that the proxy represents will be voted in accordance with the recommendations of our Board of Directors set forth in this proxy statement. It is not anticipated that any matters other than those set forth in the proxy statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. In addition, no stockholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

What vote is needed to approve each proposal?

•
For Proposal 1 (election of directors), the vote of a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present, is required for the election of a director. Therefore, the three nominees for director receiving the most “FOR” votes will be elected. For purposes of the vote on Proposal 1, withheld votes and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•
For Proposal 2 (approval of Amendment No. 2 to the Company’s 2017 Omnibus Incentive Plan), the affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal 2. For purposes of the vote on Proposal 2, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•
For Proposal 3 (ratification of the appointment of Deloitte), the affirmative vote of a majority of all of the votes cast at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal 3. For purposes of the vote on Proposal 3, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. We do not expect any broker non-votes for this proposal.

•
For Proposal 4 (advisory (non-binding) vote on executive compensation), the affirmative vote of a majority of all of the votes cast at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal 4. For purposes of the vote on Proposal 4, abstentions and broker non- votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Regardless of how the shareholders vote on this matter, this vote is advisory and not binding on the Board of Directors or the Company in any way, and the Board of Directors or the CNG Committee may determine that it is in the best interest of the Company to either maintain the current executive compensation structure or modify the compensation structure.
•
For Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation), the option of “1 YEAR,” “2 YEARS” or “3 YEARS” that receives the highest number of all the votes cast at the Annual Meeting, assuming a quorum is present, will be the frequency for the advisory vote on executive compensation that has been recommended by the Company’s stockholders. For purposes of this advisory vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. In the event that no option receives a majority of the votes cast, we will still consider the option that receives the most votes to be the option selected by the Company’s stockholders. In either case, this vote is advisory and not binding on the Board of Directors or the Company in any way, and the Board of Directors or the CNG Committee may determine that it is in the best interest of the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our stockholders.

How are abstentions and “broker non-votes” treated for purposes of the proposals?

Under the laws of Maryland, the state of Tiptree’s incorporation, abstentions generally do not constitute a vote “for” or “against” any matter being voted on at the Annual Meeting and generally will not be counted as “votes cast.” Therefore, abstentions and “broker non-votes” will have no effect on any of the proposals.

Brokers, banks, or other nominees that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to “non-routine” proposals, but may vote their clients’ shares on “routine” proposals. Although the determination of whether a nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect Proposal 1 (election of directors), Proposal 2 (approval of Amendment No. 2 to the Company’s 2017 Omnibus Incentive Plan), Proposal 4 (advisory (non-binding) vote on executive compensation) and Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation) to be considered non-routine proposals. We expect that Proposal 3 (ratification of appointment of Deloitte) will be considered a routine proposal. In the event that a broker, bank, or other nominee indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. Abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum.

What other information is part of the proxy materials?

The proxy materials include a letter to stockholders and our 2025 Annual Report which is comprised of the 2025 10-K. The 2025 10-K and this Notice and Proxy Statement and Form of Proxy are available, free of charge, on our website at http://www.tiptreeinc.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement. You may also obtain a copy of our 2025 Annual Report or the 2025 10-K, free of charge, by directing your request in writing to Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary, or by calling our corporate number at (212) 446-1400. Our other filings made with the SEC are also accessible on our website and available at no charge on the SEC’s website at http://www.sec.gov.

Can I change my vote after I submit my proxy card or give instructions over the Internet or telephone?

Yes. If you are the record holder of your shares, you may revoke your proxy in one of three ways:

•
filing a written notice (via e-mail) revoking the proxy with our Secretary at legal@tiptreeinc.com;

•
signing and forwarding to us a properly executed proxy with a later date or authorizing another proxy over the Internet or telephone; or
•
appearing and voting at the Annual Meeting at www.virtualshareholdermeeting.com/TIPT2026 by using the 16-digit control number included with these proxy materials.

Whether or not you vote using a traditional proxy card, through the Internet or by telephone, you may use any of those three methods to change your vote. Accordingly, you may change your vote either by submitting a proxy card prior to or at the Annual Meeting or by authorizing a proxy again before 11:59 p.m., Eastern Time, on April 27, 2026, the time at which the Internet and telephone proxy authorization facilities close. The later submitted vote will be recorded and the earlier vote revoked. If you virtually attend the Annual Meeting, you may vote at the meeting regardless of whether you have previously given a proxy, but your presence at the Annual Meeting without further action will not constitute revocation of a previously given proxy.

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee.

When will the Company disclose the results of the voting at the Annual Meeting?

A representative of Broadridge Investor Communication Solutions, Inc. will serve as the inspector of elections. Preliminary voting results will be announced at the Annual Meeting. Final results, as certified by the independent inspector of elections, will be announced in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the conclusion of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who is soliciting my proxy?

This solicitation of proxies is made by and on behalf of our Board of Directors. We will pay the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone.

We have hired Sodali & Co., LLC, 470 West Ave., Stamford, CT 06902 (“Sodali”), to help us distribute and solicit proxies. We will pay approximately $3,000 in fees, plus expenses and disbursements, to Sodali for its proxy solicitation services.

No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized and the delivery of this proxy statement shall, under no circumstances, create any implication that there has been no change in our affairs since the date hereof.

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, this proxy statement, our proxy materials or your ownership of the Company’s common stock, please direct your request in writing to Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary, or call our corporate number at (212) 446-1400.

CORPORATE GOVERNANCE MATTERS

This section of our proxy statement contains information about our corporate governance policies and practices. You can visit the governance documents section of our corporate website at http://www.tiptreeinc.com to view or to obtain copies of the Company’s Bylaws, Charter, Compensation, Nominating and Governance (“CNG”) Committee Charter, Audit Committee Charter, Code of Business Conduct and Ethics and Corporate Governance Guidelines. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of our Bylaws, Charter, CNG Committee Charter, Audit Committee Charter and Code of Business Conduct and Ethics Corporate Governance Guidelines by directing your request in writing to Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary or by calling our corporate number at (212) 446-1400.

The Board of Directors and its Committees

Our business and affairs are overseen by our Board of Directors pursuant to the Maryland General Corporation Law (the “MGCL”) and our Charter and Bylaws. Members of the Board of Directors are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing materials provided to them and through discussions with the Chairman and Chief Executive Officer, and with key members of management.

The Company has elected to be subject to Section 3-804(c) of the MGCL (the “Opt-In”), which is a common practice among Maryland corporations with classified boards. As a result of the Opt-In, the Board has the exclusive power to fill vacancies on the Board, and any director elected by the Board to fill a vacancy will hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified.

The average age of our directors, including our director nominees, is 63 years. The average tenure of our directors, including our director nominees as of the 2026 Annual Meeting, is expected to be approximately 11 years.

Our Board of Directors presently consists of seven members: Michael G. Barnes, Paul M. Friedman, Lesley Goldwasser, Jonathan Ilany, Randy Maultsby, Dominique Mielle and Bradley E. Smith. The Board of Directors has affirmatively determined that Messrs. Friedman and Smith and Mses. Goldwasser and Mielle are independent as that term is defined in Nasdaq Stock Market Rules and SEC regulations.

The Board of Directors currently has two standing committees: an Audit Committee and a CNG Committee.

During fiscal 2025, our Board of Directors held six meetings, the Audit Committee held five meetings and the CNG Committee held five formal meetings and several informal discussions among the members of the CNG Committee and its independent compensation consultant. All of our directors during fiscal 2025 attended at least 75% of the aggregate number of meetings of our Board of Directors and each committee of the Board of Directors on which they served during fiscal 2025.

Audit Committee

Our Board of Directors has established an Audit Committee that is currently comprised of our four independent directors: Messrs. Friedman and Smith and Mses. Goldwasser and Mielle. The current Audit Committee members satisfy the definition of independence set forth in the Nasdaq Stock Market Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Friedman was appointed as the Chairman of the Audit Committee on August 24, 2020. Our Board of Directors has determined that Messrs. Friedman and Smith and Mses. Goldwasser and Mielle are each an “audit committee financial expert” as that term is defined in the Exchange Act.

The charter of our Audit Committee states that no director may serve on the Audit Committee if such director simultaneously serves on the audit committee of more than three other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. At present, Messrs. Friedman and Smith and Ms. Mielle do not sit on more than three other audit committees of public companies. Ms. Goldwasser currently serves on three other audit committees of public companies. However, both the Board and the CNG Committee reviewed Ms. Goldwasser’s service on other boards and determined that such simultaneous service will not impair her ability to serve on the Company’s Audit Committee, and that the Audit Committee benefits from Ms. Goldwasser’s service on those other audit committees.

The Audit Committee is responsible for overseeing:
• our accounting and financial reporting processes;
• the quality and integrity and audits of our consolidated financial statements, and accounting and reporting processes;
• our compliance with legal and regulatory requirements;
• the qualifications and independence of our independent registered public accounting firm; and
• the performance of our independent registered public accounting firm and any internal auditors.

The Audit Committee is also responsible for engaging the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees.

Compensation, Nominating and Governance Committee

The CNG Committee is comprised of our four independent directors: Messrs. Friedman and Smith and Mses. Goldwasser and Mielle. Ms. Mielle was appointed as the Chair of the CNG Committee on August 24, 2020.

The CNG Committee is responsible for:
•
establishing our corporate goals and objectives relevant to our executive officer’s compensation, reviewing our executive officer’s performance in light of such goals and objectives and evaluating and approving the performance of, and the compensation paid by the Company to, our executive officer in light of such goals and objectives;

•
overseeing the compensation policies and programs of our non-executive officer employees to determine whether such compensation policies and programs are functioning effectively or create any unreasonable risk to the Company, as well as reviewing the appropriateness of the compensation practices to determine if they are reasonably likely to have a material adverse effect on the Company;

• reviewing, evaluating and recommending to the Board of Directors any incentive plan or material revision thereto, and administering the same;
• reviewing and approving the disclosure regarding our compensation and benefit matters in our proxy statement and Annual Report;
•
identifying, recruiting and recommending to the full Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors at the annual meeting of stockholders;

• developing and recommending to the Board of Directors corporate governance guidelines and policies;
• recommending to the Board of Directors compensation for service as directors in accordance with our corporate governance guidelines;
• overseeing the evaluation of the structure, duties, size, membership and functions of the Board of Directors and its committees and recommending appropriate changes to the Board of Directors; and
• establishing procedures to exercise oversight of the evaluation of the Board of Directors and its committees and members (including a self-evaluation).

The CNG Committee has the authority to retain, at the Company’s expense, independent legal, accounting and other consultants, advisors and experts that it reasonably determines to be necessary or appropriate to assist the committee in the performance of its responsibilities. For 2025, the CNG Committee engaged Compensation Advisory Partners LLC (“CAP”) as its independent compensation consultant to help advise it on the design of our executive compensation program and the compensation opportunities thereunder. See “Use of Independent Compensation Consultant” below for further details on the services provided by our independent compensation consultant in 2025.

Director Compensation

The following table sets forth information regarding the compensation paid to, or earned by our directors, during fiscal 2025:

Director Compensation Fiscal 2025

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Michael G. Barnes(3)	—	—	—
Paul M. Friedman	$120,000	$144,824	$264,824
Lesley Goldwasser	$125,000	$144,824	$269,824
Jonathan Ilany(3)	—	—	—
Randy Maultsby(3)	—	—	—
Dominique Mielle	$265,000	$—	$265,000
Bradley E. Smith	$250,000	$—	$250,000

(1)
The number of shares granted is based on the volume weighted average price for the ten trading days prior to the end of the quarter. The grant date closing market price of our common stock for each quarterly payment on each of April 3, 2025, July 3, 2025, October 3, 2025 and January 8, 2026 was $24.07, $23.95, $18.18, and $17.84, respectively.
(2)
Represents the grant date fair value of shares granted, as recognized by the Company for financial statement reporting purposes in the fiscal year ended December 31, 2025 in accordance with Accounting Standards Codification 718 — Compensation — Stock Compensation. See Note 10, Stock Based Compensation, to our consolidated financial statements in our 2025 Annual Report on Form 10-K.
(3)
Messrs. Barnes, Ilany and Maultsby receive no compensation in connection with their service on our Board. The compensation that they receive in their capacity as Executive Chairman, Chief Executive Officer (until December 31, 2025) and President, respectively, is included in the Summary Compensation Table below.

Non-Employee Director Compensation Program

In fiscal 2025, each non-employee director was eligible to receive an annual cash retainer of $137,500 plus $112,500 in immediately vested shares of our common stock, both of which are paid quarterly in arrears. Non-employee directors may elect to receive up to $150,000 of total compensation in the form of immediately vested common stock and the cash compensation payable to such director would be reduced proportionately. Individual non-employee Directors who own, directly or indirectly, at least 50,000 shares of common stock at the time of his or her election, may elect to receive some or all of the common stock portion in cash instead and the stock compensation would be reduced proportionately. The Lead Director received an additional annual retainer of $25,000, the Chair of the Audit Committee received an additional annual retainer of $20,000 and the Chair of the CNG Committee received an additional annual retainer of $15,000. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board of Directors.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our Board of Directors carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines are director qualification standards, director responsibilities, director relationships and access to management and independent advisors, director compensation, director orientation and continuing education, management succession, annual performance evaluation of the Board of Directors and management responsibilities. Our CNG Committee is responsible for assessing and periodically reviewing the adequacy of the Corporate Governance Guidelines and will recommend, as appropriate, proposed changes to the Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors, executive officers (including our principal executive officer and principal financial and accounting officer) and employees, as well as employees of any person or its affiliates that provide services to us. The Code of Business Conduct and Ethics was designed to assist our directors, executive officers and employees, as well as employees of any person or its affiliates that provide services to us, in complying with the law, resolving moral and ethical issues that may arise and in complying with our policies and procedures. Among the areas addressed by the Code of Business Conduct and Ethics are compliance with applicable laws, conflicts of interest, use and protection of our Company’s assets, confidentiality, communications with the public, accounting matters, record keeping and discrimination and harassment.

We intend to satisfy our disclosure obligations under Item 5.05 of Form 8-K related to amendments or waivers of the Code of Business Conduct and Ethics by posting such information on our corporate website.

Insider Trading Policy

We have adopted a Securities Trading and Regulation FD Policy (“Insider Trading Policy”) that governs the purchase, sale, and/or other dispositions of the Company’s securities by (i) our directors, officers, employees and consultants, as well as other related persons, and (ii) the Company, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. A copy of the Insider Trading Policy was filed as Exhibit 19 to our 2025 Annual Report on Form 10-K.

Stockholder Engagement and Communications with our Board of Directors

We have discussions with a variety of our stockholders throughout the year including one-on-one meetings and participation at investor conferences. In addition, we have a process by which stockholders and other parties may communicate with our Board of Directors, our independent directors as a group or our individual directors. Any such communications may be sent to our Board of Directors in writing and should be directed to the Board of Directors, a committee, the independent directors as a group, or an individual director at Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary, who will forward all such appropriate communications on to the intended recipient. In addition, stockholder communications can be directed to our Board of Directors, a committee, the independent directors as a group or an individual director by calling our Corporate Governance Hotline at (844) 877-5474. Any such communications may be made anonymously.

Director Attendance at Annual Meetings

Pursuant to our Corporate Governance Guidelines, we expect each member of our Board of Directors to attend each annual meeting of stockholders. Last year, all of the directors except Ms. Goldwasser attended the annual meeting of stockholders.

Identification of Director Candidates

As stated in the CNG Committee Charter, the CNG Committee assists our Board of Directors in identifying and reviewing director candidates to determine whether they qualify for membership on the Board and for recommending to the Board nominees to be considered for election at our annual meeting of stockholders.

In making recommendations to our Board of Directors, the CNG Committee considers such factors as it deems appropriate. Though the Company does not have a formal policy addressing diversity, the Board of Directors and the CNG Committee believe that diversity is an important attribute of the members who comprise our Board of Directors and that members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. As such, directors should have diversity with respect to background, skills and expertise, industry knowledge and experience. The CNG Committee uses the following general criteria for identifying director candidates:

•
Directors should possess senior level management and decision-making experience;
•
Directors should have a reputation for integrity and abiding by exemplary standards of business and professional conduct;
•
Directors should have the commitment and ability to devote the time and attention necessary to fulfill their duties and responsibilities to the Company and its stockholders;

•
Directors should be highly accomplished in their respective fields, with leadership experience in corporations or other complex organizations, including government, educational and military institutions;
•
In addition to satisfying the independence criteria described in the Corporate Governance Guidelines, independent directors should be able to represent all stockholders of the Company;
•
Directors who are expected to serve on a committee of the Board of Directors shall satisfy applicable legal requirements and other criteria established by any securities exchange on which our common stock is listed; and
•
Directors should have the ability to exercise sound business judgment to provide advice and guidance to the Chairman and Chief Executive Officer with candor.

The foregoing general criteria apply equally to the evaluation of all potential independent and management director nominees, including those individuals recommended by stockholders.

The Board of Directors’ assessment of an individual’s candidacy for director also includes consideration of diversity, age, skills and experience in the context of the needs of the Board of Directors.

Our CNG Committee may solicit and consider suggestions of our directors or our management regarding possible nominees. Our CNG Committee may also procure the services of outside sources or third parties to assist in the identification of director candidates.

Our CNG Committee may consider director candidates recommended by our stockholders. Our CNG Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors or our management. Any recommendations by stockholders should follow the procedures outlined under “Additional Information — Stockholder Proposals” in this proxy statement and in our Bylaws.

Executive Sessions of Independent Directors

In accordance with our Corporate Governance Guidelines, the independent directors serving on our Board of Directors are given an opportunity at each meeting to meet in executive session without the presence of any directors or other persons who are part of our management. Our executive sessions in 2025 were chaired by our Lead Director, Ms. Goldwasser. Interested parties may communicate directly with our Lead Director or our independent directors as a group through the process set forth above under “Communications with our Board of Directors.”

Current Board Leadership Structure

Our Board of Directors is led by Michael G. Barnes, the Chairman of our Board of Directors, and as of January 1, 2026, also our Chief Executive Officer.

Because the Chairman of the Board of Directors is not independent, the Board of Directors appointed Ms. Goldwasser to serve as the Company’s Lead Director and preside at executive sessions of the independent directors and at meetings of the Board of Directors when the Chairman is not present.

To help ensure that the Board of Directors carries out its oversight responsibilities, our Corporate Governance Guidelines require the Board of Directors as a whole to maintain independence from management. Pursuant to the Corporate Governance Guidelines, a majority of the Board of Directors must be independent. As of the date hereof, four of our current seven directors have been determined to be independent.

Board’s Role in Risk Oversight

Our Board of Directors oversees our business in general, including risk management and performance of our Chairman and Chief Executive Officer and other members of senior management, to assure that the long-term interests of the stockholders are being served. Each committee of our Board of Directors is also responsible for reviewing the risk exposure related to such committee’s areas of responsibility and providing input to senior management on such risks.

Management and our Board of Directors have a process to identify, analyze, manage and report all significant risks facing us. Our Chairman and Chief Executive Officer regularly reports to the Board of Directors on significant risks facing us, including legal, financial, operational and strategic risks. The Audit Committee reviews with senior management significant risks related to the Company and periodically reports to the Board of Directors on such risks.

In addition, pursuant to its charter, the Audit Committee is responsible for reviewing and discussing the Company’s business risk management process, including the quality and integrity of the Company’s financial statements, and accounting and reporting processes, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function. Furthermore, the Audit Committee evaluates key financial statement issues and risks, their impact or potential effect on reported financial information and the process used by management to address such matters. At each Audit Committee meeting, management briefs the committee on the current business and financial position of the Company, as well as such items as internal audits and independent audits.

Compensation Risk Assessment

The CNG Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the CNG Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.

CNG Committee Interlocks and Insider Participation

The following non-employee directors are the current members of the CNG Committee of the Board of Directors: Messrs. Friedman and Smith and Mses. Goldwasser and Mielle. During 2025, none of the Company’s executive officers served as a director or member of the corporate governance committee of any other entity whose executive officers served on the Company’s Board of Directors or CNG Committee.

Restrictions on Hedging and Pledging Transactions

Our Insider Trading Policy prohibits short sales of and option trading on Tiptree stock and prohibits our directors and officers, other employees of Tiptree subject to the Insider Trading Policy and their respective designees from engaging in hedging transactions, such as (but not limited to) zero-cost collars, equity swaps, exchange funds and forward sale contracts, that may allow such individual to continue to own Tiptree securities without the full risks and rewards of ownership. Our Insider Trading Policy also prohibits holding Tiptree securities in a margin account or otherwise pledging Tiptree securities as collateral for a loan, provided that employees of Tiptree, as determined by Tiptree’s Chairman and CEO, and Directors of Tiptree, may pledge or otherwise use Tiptree common stock (but not options, warrants, restricted stock units or other rights to purchase stock) as collateral for a loan, margin account or similar arrangement so long as the maximum aggregate loan amount collateralized by the pledged stock does not exceed 25% of the total value of the pledged stock. Tiptree believes permitting limited pledging of shares in select cases promotes an ownership culture by providing holders with flexibility in financial planning without requiring them to sell Tiptree shares, thereby aligning their interests with those of our stockholders.

CONTINUING DIRECTORS

The following table and biographical descriptions set forth certain information, as of March 16, 2026, with respect to each continuing director.

Name	Age	Director Since
Class II
Michael G. Barnes	59	August 2010
Dominique Mielle (Chair of the CNG Committee)	57	January 2020
Class III
Lesley Goldwasser (Lead Independent Director)	64	January 2015
Jonathan Ilany	72	August 2010

Michael G. Barnes has been a member of our Board of Directors since August 2010, and he currently serves as the Chairman of our Board of Directors. On January 1, 2026, he was also appointed as our Chief Executive Officer. In 2007 Mr. Barnes founded Tiptree Financial Partners, L.P. (“TFP”) and served as Chief Executive Officer until 2012 and Chairman until its merger with Tiptree in 2018. In addition, Mr. Barnes is a founding partner and principal of Tiptree Advisors Holdings, L.P., formerly known as Corvid Peak Holdings, L.P., and its affiliated companies. Prior to the formation of Tiptree Advisors in 2003, Mr. Barnes spent two years as Head of Structured Credit Arbitrage within UBS Principal Finance LLC, a wholly owned subsidiary of UBS Warburg LLC (“UBS”) that conducted proprietary trading on behalf of the firm. Mr. Barnes joined UBS in 2000 as part of the merger between UBS and PaineWebber Inc. Prior to joining UBS, Mr. Barnes was a Managing Director and Global Head of the Structured Credit Products Group of PaineWebber. Prior to joining PaineWebber in 1999, he spent 12 years at Bear Stearns, the last five of which he was head of their Structured Transactions Group. Mr. Barnes was the Chairman of the Board of Philadelphia Financial Group, Inc., a private placement life insurance, annuity and administration company, from June 2010 until June 2015 and Care Investment Trust Inc., a senior living real estate company, from August 2010 until February 2018. Mr. Barnes received his A.B. from Columbia College.

Mr. Barnes was selected and qualified to serve as a member of our Board of Directors because of his extensive senior level experience in the investment management industry and his extensive knowledge of our business and industries.

Dominique Mielle has been a member of our Board of Directors since January 2020 and was appointed as the Chairperson of the CNG Committee in August 2020. Ms. Mielle was a partner and senior portfolio manager at Canyon Partners (“Canyon”) from 1998 to 2017, focusing on the transportation, technology, retail and consumer products sectors, corporate and municipal bond securitizations and leading Canyon’s collateralized loan obligations business. She was named one of the “Top 50 Women in Hedge Funds” by Ernst & Young in 2017. Prior to joining Canyon in 1998, Ms. Mielle worked at Libra Investment Services, Lehman Brothers Inc. and Credit Lyonnais. She was a director of Anworth Mortgage Asset Corporation, a mortgage REIT investment firm where she was the chair of the compensation committee and a member of the audit committee from 2018 until its merger with Ready Capital Corp. in 2021. In connection with the merger, Ms. Mielle became a director of Ready Capital Corp., where she is the chair of the audit committee and serves on the compensation committee. She is also a director of Studio City International since 2018, where she is the chair of the nominating and corporate governance committee and serves on the compensation and audit and risk committees. Ms. Mielle was formerly a director of PG&E Corporation and Pacific Gas and Electric Company from April 2019 until June 2020, where she was the chair of the audit committee, and formerly a director of Osiris Acquisition Corp. from 2021 until May 2024, where she was the chair of the audit committee. She was also formerly a director of Digicel Group from July 2020 to February 2023. Ms. Mielle is the author of Damsel in Distressed and is a contributing author to Security Analysis, 7th Edition by Graham and Dodd. Ms. Mielle graduated with an M.B.A. in Finance from Stanford University and a Master in Management degree from Ecole des Hautes Etudes Commerciales in France (HEC Paris).

Ms. Mielle was selected and qualified to serve as a member of our Board of Directors because of her extensive financial services industry experience on Wall Street, investing in fixed income and leading capital structure optimizations and restructurings.

Lesley Goldwasser has been a member of our Board of Directors since January 2015. Ms. Goldwasser has been a Managing Partner of GreensLedge Capital Markets LLC (“GreensLedge”) since September 2013. Prior to joining GreensLedge, Ms. Goldwasser was associated with Credit Suisse Group AG (“Credit Suisse”) as a Managing Director from September 2010 to November 2013, where she had global responsibility for the Hedge Fund Strategic Services unit. Before Credit Suisse, Ms. Goldwasser spent 12 years at Bear Stearns where she was co-head of Global Debt and Equity Capital Markets units and had global responsibility for structured products. Prior to her tenure at Bear Stearns, Ms. Goldwasser spent 12 years at Credit Suisse in a variety of management positions, including responsibility for both the Asset Backed and Non-Agency Mortgage Trading Desks. She is on the Board of Directors of Liquid Telecom and joined the board of Fold, Inc. in February 2025 and is a member of its audit committee. Ms. Goldwasser also joined the Board of Directors of Caledonia Mining Corporation plc in February 2025 and is a member of its audit and compensation committees. Ms. Goldwasser also joined the board of Figure Technology Solutions, Inc. in September 2025 and is a member of its audit committee. She previously served on the board of FinTech Acquisition Corp. V from December 2020 through its liquidation in December 2022. She was also a director of FTAC Parnassus Acquisition Corp. from March 2021 until its liquidation in March 2023. Ms. Goldwasser is a graduate of the University of Cape Town, South Africa.

Ms. Goldwasser was selected and qualified to serve as a member of our Board of Directors because of her diverse and extensive business and financial experience across a variety of investment banking disciplines.

Jonathan Ilany has been a member of our Board of Directors since August 2010. He was our Chief Executive Officer until December 31, 2025, and effective January 1, 2026, he was appointed our Vice Chairman of our Board of Directors and is an advisor to Tiptree. From February 2015 to November 2015, Mr. Ilany was our Co-Chief Executive Officer. From October 2014 until February 2015, he was our Executive Vice President, Head of Mortgage Finance and Asset Management. Mr. Ilany served as a director of Rescap, a subsidiary of Ally Bank, from November 2011 until December 2013. Mr. Ilany also served as a director of Care Investment Trust Inc., a senior living real estate company from August 2010 until February 2018. Mr. Ilany was a partner at Mariner Investment Group from 2000 until 2005, responsible for hiring and setting up new trading groups, overseeing risk management and serving as a senior member of the Investment Committee and Management Committee. From 1994 until 2000, Mr. Ilany was a private investor. From 1982 until 1994, Mr. Ilany held various senior management roles at Bear Stearns, including as a Senior Managing Director and a member of the board of directors. From 1980 until 1982, Mr. Ilany worked at Merrill Lynch. From 1971 until 1975, Mr. Ilany served in the armored corps of the Israeli Defense Forces, and he was honorably discharged holding the rank of First Lieutenant. Mr. Ilany received his B.A. and M.B.A. from the University of San Francisco.

Mr. Ilany was selected and qualified to serve as a member of our Board of Directors because of his extensive risk management and senior managerial experience in the financial services industry, his board experience, his experience with investing in real estate and real estate-related assets and his extensive knowledge of our business and industries.

EXECUTIVE OFFICERS

Set forth below is the background information regarding our executive officers as of March 16, 2026, other than Messrs. Barnes and Maultsby. The biographies of Mr. Barnes is listed above, under “Continuing Directors”, and Mr. Maultsby’s biography is listed below under “Information Regarding the Nominees for Election”. Effective December 5, 2025, Mr. Neil Rifkind ceased to be an executive officer of the Company. Effective December 31, 2025, Mr. Ilany ceased to be an executive officer of the Company.

Scott T. McKinney, age 41, is the Company’s Chief Financial Officer, having taken over that role in March 2023, and was formerly the Deputy Chief Financial Officer since April 2022. Prior to that, he served as Director of Financial Planning and Analysis since February 2016, which included overseeing strategic planning and financial analysis along with spearheading the Company’s investor relations efforts. Prior to joining Tiptree, Mr. McKinney worked in various finance executive positions at General Electric Company. Mr. McKinney received his B.S. in Management from Purdue University.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is classified into three classes: Class I, consisting of Paul M. Friedman, Randy Maultsby and Bradley E. Smith, to hold office for a term expiring at this Annual Meeting of stockholders; Class II, consisting of Michael G. Barnes and Dominique Mielle, to hold office for a term expiring at the 2027 annual meeting; and Class III, consisting of Jonathan Ilany and Lesley Goldwasser, to hold office for a term expiring at the 2028 annual meeting.

Our Fifth Amended and Restated Bylaws (“Bylaws”) provide that a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number of directors shall never be less than one (1), which is the minimum number required by the Maryland General Corporation Law, nor more than fifteen (15).

Information Regarding the Nominees for Election

The following table and biographical descriptions set forth certain information, as of March 16, 2026, with respect to each nominee for election as director at the Annual Meeting. Messrs. Friedman, Maultsby and Smith each currently serve as a director.

All nominees for director have consented to be named and have agreed to serve as directors if elected. We have no reason to believe that any of the nominees will be unable to accept election as a director. However, in the event that one or more nominees are unable or unwilling to accept election or are unable to serve for any reason, the persons named as proxies or their substitutes will have authority, according to their judgment, to vote or refrain from voting for such substitute as may be designated by the Board of Directors.

Nominees for Election as Class I Directors	Age	Director Since
Paul M. Friedman (Chairman of the Audit Committee)	70	August 2016
Randy Maultsby	52	November 2021
Bradley E. Smith	69	July 2013

Paul M. Friedman has been a member of our Board of Directors since August 2016 and was appointed Chairman of the Audit Committee in August 2020. He was the Chairman of the CNG Committee from 2016 until August 2020. From November 2009 to March 2015, Mr. Friedman served as the Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC. From June 2008 to October 2009, Mr. Friedman served as a Managing Director of Mariner Investment Group (“Mariner”). Mr. Friedman spent 27 years at Bear Stearns & Co. Inc. (“Bear Stearns”) from 1981 to 2008, most recently holding the position of Chief Operating Officer of its Fixed Income Division. Mr. Friedman serves as the Lead Director and the chairman of the Compliance Committee of Oppenheimer Holdings Inc. and is on the board of directors of Rithm Property Trust Inc. (formerly known as Great Ajax Corp.), where he is the Chairman of the board, the chair of the compensation committee and a member of the audit committee. He was also on the board of Intelligo from 2020 until September 2025. Mr. Friedman has a M.S. in Finance and Accounting from New York University, Stern School of Business, and a B.A. in Economics from Colgate University.

Mr. Friedman was selected and qualified to serve as a member of our Board of Directors because of his diverse and extensive business and financial experience as well as his experience on the boards of other public companies.

Randy S. Maultsby has been a member of our Board of Directors since November 2021 and has served as our President since July 2021. Previously, he served as the Company’s Managing Director. Mr. Maultsby focuses on corporate strategy and development, overseeing the Company’s acquisition, disposition and capital markets activities. Prior to joining Tiptree in 2010, Mr. Maultsby was a senior vice president in the investment banking division of Fox-Pitt, Kelton. During his investment banking career, he focused on providing strategic advice to a broad array of banks, finance, asset management and brokerage clients. Prior to joining Fox-Pitt, Kelton, Mr. Maultsby was an Associate in the M&A Group at JP Morgan and an analyst in the Financial Institutions Group at Citigroup. He was a member of the Board of Directors of Invesque Inc. from February, 2018 until April, 2024 where he served on the audit committee. Mr. Maultsby received his B.A. in Political Science, with Honors, from Hampton University.

Mr. Maultsby was selected and qualified to serve as a member of our Board of Directors because of his extensive senior level experience in the capital market industry and his extensive knowledge of our business and industries.

Bradley E. Smith has been a member of our Board of Directors since July 2013. Mr. Smith was a member of the board of directors of TFP, Tiptree’s predecessor, from June 2007 to July 2013. He is the founder of Kahala Capital Advisors LLC, a private investment firm, and of Kahala Aviation Ltd., a commercial aircraft leasing company. Prior to Kahala Capital Advisors LLC, Mr. Smith worked for almost 20 years in banking in New York and Asia. He was employed from 1995 until 2000 at Bear Stearns, where he started its credit derivatives businesses in New York; and later as a Senior Managing Director, based in Tokyo, managing the firm’s fixed income and derivative businesses. Before Bear Stearns, Mr. Smith spent 10 years with Bankers Trust Company (“Bankers Trust”) as a syndicate manager in its loan syndications group, where he was responsible for the syndication of some of the largest leveraged loan financings ever completed. Afterwards, he transferred to Tokyo and later to Hong Kong, where he was involved in Bankers Trust’s credit trading businesses in Asia. In his last position at Bankers Trust, Mr. Smith was one of the founders of that bank’s credit derivatives business. He has served in the past on a variety of fund boards and investment committees including Tricadia Credit Strategies Ltd. until August 2019, and is currently on the board of trustees of the Hawai’i Nature Conservancy. Mr. Smith holds a B.A. from St. Joseph’s University and an M.B.A. from the American Graduate School of International Management.

Mr. Smith was selected and qualified to serve as a member of our Board of Directors because of his knowledge as a private investor and entrepreneur, experience involving large complex financial transactions and his extensive international relationships.

Vote Required and the Recommendation of the Board

The vote of a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the election of each Class I director. Therefore, the three nominees for director receiving the most “FOR” votes will be elected. For purposes of the election of directors, withheld votes and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” ALL DIRECTOR NOMINEES.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 OMNIBUS INCENTIVE PLAN

We are asking stockholders to approve Amendment No. 2 (the “Amendment”) to the Tiptree Inc. 2017 Omnibus Incentive Plan, as amended by Amendment No. 1, effective as of June 7, 2022 (the “2017 Plan”), which amends the 2017 Plan to (i) extend the term of the 2017 Plan to June 6, 2037, subject to earlier termination by the Board, and (ii) increase the number of shares available for issuance thereunder by 4,000,000 shares.

As of February 28, 2026, 413,369 shares remained available for future grants under the 2017 Plan, which is our only incentive award plan with shares available for issuance. Our Board of Directors and CNG Committee believe that extending the term of the 2017 Plan past June 6, 2027 and also increasing the reserve of shares for future grants is necessary to ensure that the Company has a sufficient number of shares available to attract and retain the services of key individuals essential to the Company’s long-term growth and success. No other material changes to the 2017 Plan are proposed. A copy of the Amendment is attached to this Proxy Statement as Annex A, and the discussion in this proposal is qualified in its entirety by the full text of the Amendment.

The Amendment was adopted by our Board of Directors, upon recommendation from our CNG Committee on February 24, 2026, subject to stockholder approval. Currently, the 2017 Plan automatically expires on June 6, 2027 and provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is 10,100,000 shares of our common stock. If our stockholders do not approve the Amendment, the Amendment will not become effective, the 2017 Plan will continue in effect (without giving effect to the Amendment), and will automatically expire on June 6, 2027 and we will be subject to the current share limit set forth in the 2017 Plan. The material features of the 2017 Plan as amended by the Amendment are described under “Summary of the 2017 Plan as Amended” below.

Rationale for the Amendment

During the beginning of 2026, in its determination to recommend that the Board adopt the Amendment, the CNG Committee considered advice and input presented by management with the assistance of Compensation Advisory Partners LLC (“CAP”) as its independent compensation consultant. Our Board of Directors believes that equity awards are a critical part of our compensation program and allow us to attract and retain key talent, incentivize sustainable growth and long-term value creation, and align the interests of our employees with those of our stockholders. Our Board of Directors approved the Amendment because the 2017 Plan is set to expire on June 6, 2027 and in connection with extending the plan, the Board believes, based in part on input from CAP, that we do not currently have a sufficient number of shares available under the 2017 Plan to continue to grant equity awards in line with our historical practices.

As of February 28, 2026, a total of 413,369 shares remain available for issuance under the 2017 Plan, which is our only incentive award plan with shares available for issuance. As Tiptree pursues opportunities to acquire operating businesses to replace the revenues and cash flow from the sale of Fortegra, the Board believes that adding 4,000,000 shares to the 2017 Plan will provide needed flexibility to use long-term equity incentives to attract, recruit and retain key management personnel both at acquired businesses and within Tiptree, whose leadership is essential to driving sustainable growth and long-term value creation for our stockholders. Furthermore, increasing the share reserve under the 2017 Plan will enhance our competitiveness in the M&A market by enabling us to use equity as a key tool to retain the management teams that will lead the acquired businesses and recruit new talent. Furthermore, it allows us to preserve cash at Tiptree that can be deployed to fund strategic transactions and integration initiatives rather than be used for upfront compensation. While we have not identified specific acquisition targets at this time, approval of the share increase will provide the Company with flexibility to respond quickly to opportunities and to structure long‑term, performance‑linked equity incentives that align management’s interests with those of our stockholders, support retention through integration periods, and reinforce our consistent pay‑for‑performance philosophy. Our CNG Committee will continue to administer the 2017 Plan with a focus on market‑appropriate burn‑rate and dilution levels, robust vesting and performance conditions, and the use of equity in lieu of cash where it is capital‑efficient and accretive to long‑term stockholder value. No other material changes to the 2017 Plan are proposed.

As of February 28, 2026, the last reported sale price of our common stock on Nasdaq was $17.03 per share.

In setting the size of the share pool under the Amendment, the Board of Directors considered the historical amounts of equity awards granted by the Company in the last three years as well as the grants of PRSUs made in 2021, 2022 and 2024. In fiscal 2023, 2024 and 2025, we made equity awards under the 2017 Plan totaling 111,427 shares, 1,503,565 shares, and 296,043 shares, respectively. Of the 1,503,565 shares granted in 2024, 1,420,833 shares consisted of PRSUs (the “2024 PRSUs”) to Tiptree’s Executive Chairman, its Chief Executive Officer at the time, its President and its Chief Financial Officer. The 2024 PRSUs will vest upon Tiptree achieving a $70 Tiptree share price target (adjusted for dividends paid) prior to the tenth anniversary of the date of grant and are intended to cover three years of long-term incentive awards and none of those individuals will receive another award under the long-term incentive program until 2027.

In 2021, a total of 3,500,000 PRSUs were granted to our Executive Chairman, our then Chief Executive Officer and our President (the “2021 PRSUs” and together with the 2024 PRSUs, the “PRSUs”) and an additional 350,000 PRSUs were awarded to our Chief Financial Officer in October 2022. On January 1, 2024, a total of 1,420,833 PRSUs were granted to our Executive Chairman, our then Chief Executive Officer, our President and our Chief Financial Officer. The 2024 PRSUs vest into shares of common stock upon Tiptree’s 30 trading day average stock price of $70, reduced by the aggregate amount of dividends paid.

The 4,520,833 outstanding PRSUs vest into shares of common stock upon Tiptree’s 30 trading day average stock price achieving each of four stock price milestones ranging from $30 to $70, reduced by the aggregate amount of dividends paid. The PRSUs when granted were intended to cover three years of equity compensation for such recipients. The PRSU awards are intended to pay out only upon the delivery of extraordinary performance (i.e., annualized total shareholder returns of ~20% for the 2021 PRSUs and ~14% for the 2024 PRSUs). If the Company does not meet the target stock price goals over the 10-year performance period from grant date, then the PRSUs will not result in any incremental dilution.

The below table illustrates the aggregate number of PRSUs that will vest upon the achievement of each remaining Tiptree share price target. Such price targets will be adjusted down for cumulative dividends paid by the Company since grant (e.g., the next share price target for the 2021 PRSUs is $28.83 as adjusted for cumulative dividends paid to date). As the table shows, the PRSUs only vest upon extraordinary total shareholder returns yielding substantial increases in Tiptree’s market value at achievement of each price target. In other words, Tiptree’s market value would need to increase at a minimum of approximately $2.6 billion in order for all the PRSUs to vest.

Price Target	Shares Earned	Determination Period	Minimum Annualized Return through End of Determination Period(1)	Incremental Increase of Tiptree’s Market Value at Price Target(2)	Shares Earned as Percentage of Shares Outstanding(3)
$30	775,000	Before August 4, 2027	20.45%	$787,609,010	2.05%
$45	1,033,333	Before August 4, 2029	20.94%	$626,280,840	2.67%
$60	1,291,667	Before August 4, 2031	19.83%	$672,780,870	3.25%
$70	1,420,833	Before January 1, 2034	13.94%	$509,228,880	3.47%
Total	4,520,833

(1)
Based on a weighted average grant date closing stock price of $9.82 for the $30, $45 and $60 tranche PRSUs and a grant date closing price of $18.96 for the $70 tranche PRSUs.
(2)
Based on 37,877,057 shares outstanding as of February 28, 2026, the increase in Tiptree’s market value at achieving each price target as compared to a weighted average grant date closing stock price of $9.82 for the $30, $45 and $60 tranche PRSUs and $18.96 for the $70 tranche PRSUs, assuming in each case that Tiptree’s shares outstanding increases solely to include the incremental common stock issued for vested PRSUs at achievement of each price target.
(3)
At the $30 price target, this is based on 37,877,057 shares outstanding as of February 28, 2026. At each subsequent price target, the shares outstanding is increased solely to include the incremental common stock issued for vested PRSUs at achievement of each price target.

Our three-year average burn rate — the number of RSUs and PRSUs granted in each fiscal year divided by the weighted shares of our common stock outstanding at fiscal year end is 1.73%. This burn rate is consistent with our historical average.

In setting the size of the share pool under the Amendment, the Board of Directors also considered the total amount of equity awards outstanding under existing grants as of February 28, 2026, as further shown in the chart below. Based on an analysis by CAP of the remaining shares available under the 2017 Plan, the number of equity awards outstanding under the 2017 Plan, our historic burn rate, current and proposed plan features and the equity plan guidelines established by proxy advisory firms, the Board of Directors approved the Amendment and the share pool authorized under it to ensure that we continue to have the ability to provide competitive levels of equity compensation.

If the Amendment is not approved by our stockholders, the 2017 Plan will continue in effect (without giving effect to the Amendment) until it automatically terminates on June 6, 2027, and we will be subject to the current share limit set forth in the 2017 Plan, which would be insufficient to continue to grant equity awards at our current levels and will materially affect our ability to attract and retain key talent. We believe that the extension of the 2017 Plan and the increase in shares available for issuance as proposed by the Amendment is reasonable, appropriate, and in the best interests of our stockholders.

Dilution and Overhang

The 2017 Plan is the only long-term incentive plan of the Company under which equity awards are currently granted to our employees and other service providers (including non-employee directors). As of February 28, 2026, 413,369 shares remain available for issuance under the 2017 Plan. If the Amendment to the 2017 Plan is approved by our stockholders, we will be able to grant future equity awards to our employees.

	Number of shares of common stock	Overhang percentage based on 47,902,058 shares outstanding
Unvested RSUs Outstanding	188,647	0.39%
Unexercised Options Outstanding	902,152	1.88%
Unvested PRSUs Outstanding	4,520,833	9.44%
Total Shares Subject to Outstanding Awards	5,611,632	11.71%
Shares Available for Issuance Under the 2017 Plan	413,369	0.86%
Total Overhang	6,025,001	12.58%
Additional Shares Requested	4,000,000	8.35%
Total Overhang and Additional Shares Requested	10,025,001	20.93%

The table above shows the overhang as of February 28, 2026 of the total shares issuable pursuant to outstanding awards, the number of shares available for future awards under the 2017 Plan and the proposed number of shares issuable under the Amendment. As noted above, as of February 28, 2026, 413,369 shares remain available for issuance under the 2017 Plan. Additionally, an aggregate of 5,611,632 shares may be issuable subject to outstanding awards. This represented approximately 11.7% of our pro-forma fully diluted common shares outstanding (our “overhang percentage”) as of February 28, 2026, based on 47,902,058 shares outstanding, consisting of 37,877,057 shares of our common stock outstanding as of February 28, 2026, 188,647 shares issuable upon vesting of RSUs, 902,152 shares issuable on exercise of outstanding stock options (assuming no cashless exercises), 4,520,833 shares issuable upon vesting of PRSUs, 413,369 shares available for issuance under the 2017 Plan and 4,000,000 additional shares requested pursuant to the Amendment. If our stockholders approve the Amendment, the 4,000,000 additional shares proposed to be reserved for issuance under the 2017 Plan would increase our overhang percentage from approximately 12.6% to approximately 20.9%.

Summary of the 2017 Plan as Amended

The following is a brief summary of the material terms of the 2017 Plan, as amended by the Amendment. This summary is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Proxy Statement as Annex A, and the full text of the 2017 Plan, which is incorporated by reference to Exhibit 10.1 of the Company’s Form S-8 Registration Statement filed on June 19, 2017.

Administration. The 2017 Plan is administered by the CNG Committee, which, subject to the provisions of the 2017 Plan, has the authority to, among other things:

•
Select the recipients of awards;
•
Determine the types of awards to be granted;
•
Determine the number of shares or dollar value covered by each award;
•
Determine the terms and conditions of each award;

•
Determine modify or waive the terms and conditions of any award;
•
Determine the form and timing of settlement of each award;
•
Interpret and administer the plan;
•
Correct any defect, supply any omission or reconcile any inconsistency in the 2017 Plan or any award;
•
Establish rules and regulations; and
•
Make any other determination or take any other action that it deems necessary and advisable.

The functions of the CNG Committee may be performed by a subcommittee thereof or another committee designated by the Board of Directors and the CNG Committee (or such subcommittee or other committee) may delegate certain of its powers and responsibilities under the 2017 Plan. As used in this summary, “CNG Committee” refers to the CNG Committee, any such subcommittee or other committee or any of their respective authorized delegates, as applicable. Decisions of the CNG Committee are final, conclusive and binding on all persons.

Eligibility. The 2017 Plan provides that awards may be granted to key employees, directors, consultants (whether or not natural persons) and other service providers of the Company and its subsidiaries and to certain other individuals who are reasonably anticipated to begin providing direct services to the Company or a subsidiary within twelve (12) months after the date an award is granted. Incentive stock options (“ISOs”) may be granted only to employees of the Company or certain subsidiaries. As of February 28, 2026, we estimate that approximately 29 persons would be eligible to participate in the 2017 Plan consisting of 3 executive officers, 3 other officers, 19 other employees and 4 non-employee directors.

Number of Shares Authorized. Subject to adjustment as described below, the number of shares of our common stock authorized for issuance in satisfaction of awards under the 2017 Plan, as amended by the Amendment is 14,100,000 shares (the “Share Pool”). Up to 1,000,000 shares from the Share Pool may be issued in respect of stock options intended to qualify as ISOs. For purposes of the Share Pool:

•
If any award is settled in cash or otherwise expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company due to failure to vest, the shares underlying such award will not reduce the Share Pool;
•
Shares issued in assumption of, or in substitution or exchange for, awards previously granted by an acquired entity (“substitute awards”) will not reduce the Share Pool;
•
All shares covering a SAR, any portion of which is settled in stock, will reduce the Share Pool;
•
Shares delivered under the 2017 Plan that are subsequently repurchased using proceeds directly attributable to stock option exercises will not increase the Share Pool; and
•
All shares withheld in payment of the exercise or purchase price of an award or in satisfaction of tax withholding obligations will reduce the Share Pool.

Shares issued under the 2017 Plan may consist of authorized and unissued shares, treasury shares, shares held by a subsidiary, shares purchased in the open market or other shares.

Individual Limits. Subject to adjustment as described below, the maximum number of shares subject to stock options and SARs that may be granted, and the maximum number of shares subject to other stock-based awards that may be granted, to any participant in any calendar year is, in each case, 2 million shares. The maximum amount that may be earned by any participant in any calendar year in respect of cash-based awards is $10 million.

Non-Employee Director Limits. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards under the 2017 Plan and other compensation paid by the Company, in each case, for the director’s service to the Board of Directors, may not exceed $750,000.

Types of Awards. The 2017 Plan provides for the grant of stock options, SARs, restricted stock, restricted stock units (“RSUs”), performance awards and other share-based awards. Dividend equivalents may also be provided in connection with awards other than the PRSUs, stock options or SARs under the 2017 Plan.

Awards under the 2017 Plan may be granted alone or in combination with other awards.

•
Stock Options and SARs. The CNG Committee may grant stock options, including ISOs, and SARs under the 2017 Plan. A stock option is a right to purchase, upon exercise, shares during a specified period of time at a specified exercise price. A SAR entitles the recipient to receive, upon exercise, the excess of the fair market value of a share of our common stock on the date of exercise over the base value of the SAR. The per share exercise price for each stock option, and the base value for each SAR, granted under the 2017 Plan may not be less than 100% of the fair market value of a share of our common stock on the date of grant (110% in the case of certain incentive stock options). The term of each stock option and SAR granted under the 2017 Plan may be no longer than ten years from the date of grant (five years in the case of certain ISOs). Other than adjustments in connection with certain corporate transactions or changes to our corporate structure as described below, stock options and SARs granted under the 2017 Plan may not be amended to reduce the exercise price or base value of such award or be cancelled in exchange for stock options or SARs with a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock options or SARs that have a per share exercise price or base value greater than the fair market value of a share of our common stock on the date of such cancellation, in each case, without stockholder approval. No stock option or SAR granted under the 2017 Plan may provide for automatic “reload” grants of additional awards upon exercise.
•
Restricted Stock. Restricted stock is stock issued subject to such restrictions as the CNG Committee may impose, including restrictions on transferability.
•
Restricted Stock Units. RSUs are awards valued by reference to shares of our common stock, which may be paid in cash, shares, other property or a combination thereof, and which are subject to such restrictions as the CNG Committee may impose.
•
Other Share-Based Awards. The CNG Committee may grant other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property under the 2017 Plan. Other share-based awards may be paid in cash, shares, other property or a combination thereof.
•
Performance Awards. The CNG Committee may grant cash-denominated incentives and units valued by reference to a designated number of shares of our common stock, which will be paid upon the achievement of performance goals established by the CNG Committee.

Vesting; Minimum Vesting; Terms of Awards. The CNG Committee determines the terms and conditions of all awards granted under the 2017 Plan, including vesting conditions, and the effect of termination of employment on outstanding awards. No portion of any award granted under the 2017 Plan may be scheduled to vest or become exercisable prior to the one year anniversary of the date of grant, except that up to 5% of the shares reserved for issuance may be granted without regard to this minimum vesting and exercisability provision.

Transferability of Awards. In general, no awards or shares subject to awards may be transferred, other than by wills or laws of descent or distribution. However, the CNG Committee may permit transfers of awards other than ISOs to certain family members, trusts for the benefit of the participant or certain family members, controlled entities or as charitable donations.

Performance Criteria. The 2017 Plan permits the CNG Committee to grant awards subject to “performance criteria.” Performance criteria will be subject to the achievement of one or more objective performance goals or measures established by the CNG Committee.

Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, extraordinary distribution, stock split, reverse stock split, spin-off or similar transaction or change in the Company’s corporate structure, the CNG Committee may make such adjustments and substitutions to the 2017 Plan and to awards under it as it deems equitable or appropriate to prevent dilution or enlargement of the rights under the 2017 Plan, including adjustments to:

•
The number of shares, class and kind of securities that may be delivered under the 2017 Plan;
•
The individual limitations described above; and
•
The number, class, kind and exercise price of securities subject to outstanding awards.

Effect of Certain Transactions. Subject to the change in control provisions described below, and except as may be provided in an award agreement, in the event of certain covered transactions, including the consummation of a merger, consolidation, the sale of substantially all of the Company’s assets or stock, or a dissolution or liquidation of the Company, the CNG Committee may provide:

•
For the assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquirer or surviving entity;
•
For a payment in respect of some or all awards (or any portion thereof) equal to the excess, if any, of the fair market value of the shares subject to the award, over the aggregate exercise or base value, if any, on such terms and conditions as the CNG Committee determines; and/or
•
For the acceleration of exercisability or delivery of shares in respect of some or all awards (or any portion thereof), in full or in part.

Except as the CNG Committee may otherwise determine, each award will automatically terminate upon the consummation of the covered transaction, other than awards that are substituted for or assumed and any cash-based awards that continue following the transaction.

Change in Control. Except as may be provided in an award agreement, in the event of a change in control (generally, the sale of all or substantially all of the Company’s assets, the acquisition of 50% of the Company’s voting stock by an unrelated person or group of persons or a merger pursuant to which any person or persons become the beneficial owner of more than 50% of the Company’s voting stock):

•
If equity-based awards are assumed, replaced or continued, if a participant’s employment is terminated without cause within 24 months following the change in control, the participant’s awards will vest in full, except that any performance awards will be considered to be earned at target and prorated based on the portion of the applicable performance period completed as of the date of termination of employment; and
•
To the extent equity-based awards are not assumed, replaced or continued, such awards will vest in full, except that any performance awards will be considered to be earned at target and prorated based on the portion of the applicable performance period completed as of the date of the change in control.

Clawback. We mitigate risk, in part, through Tiptree’s Policy for Recoupment of Incentive Compensation (“Clawback Policy”), which Tiptree adopted effective October 2, 2023 in compliance with the SEC’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Our Clawback Policy applies to incentive compensation paid to our executive officers. The policy provides that if we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement, any erroneously awarded incentive compensation paid to our current or former executive officers during a covered period will be subject to recovery, regardless of whether the executive was at fault. For purposes of this policy, incentive compensation means any cash-based and equity-based incentive compensation, bonuses and awards that are received by an NEO after October 2, 2023.

Effective Date, Amendments and Termination. Unless earlier terminated by the Board, the 2017 Plan will, assuming the Amendment is approved by our shareholders, terminate on, and no further awards be granted after, June 6, 2037, which is the twentieth anniversary of the date the 2017 Plan was originally approved by shareholders. Our Board of Directors may alter, amend, suspend or terminate the 2017 Plan at any time, subject to shareholder approval to the extent required by applicable law, provided that participant consent will be required if any such amendment, suspension of termination materially impairs the participant’s rights under any outstanding award under the 2017 Plan, unless required by applicable law.

Certain Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences associated with certain awards granted under the 2017 Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the 2017 Plan, nor does it cover state, local or non-U.S. taxes. The Company’s ability to deduct compensation will be subject to applicable limits under the Internal Revenue Code (the “Code”).

Stock Options (other than ISOs). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in alternative minimum tax liability to the participant. Generally, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized on the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives a payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock or other property received. A corresponding deduction is generally available to the Company.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2017 Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

RSUs. The grant of a RSU does not itself generally result in taxable income. Instead, the participant is generally taxed upon vesting and settlement (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash or other property, if applicable) under Section 409A of the Code. If the shares issued in settlement of a RSU are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Certain Change in Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of stock options and SARs and the vesting and payments of other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards may be subject to an additional 20% federal tax and may be non-deductible to the Company.

Plan Benefits

Certain tables in this Proxy Statement under the heading “Compensation Discussion and Analysis,” including the Summary Compensation Table, Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table set forth information with respect to prior awards granted to our individual named executive officers under the 2017 Plan. The CNG Committee has full discretion to determine the amount of the awards to be made to participants under the 2017 Plan, subject to the limits described above under “Individual Limits” and “Non-Employee Director Limits.” Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2017 Plan, as amended by the Amendment.

The following table sets forth the awards that were granted to our named executive officers, our executive officers as a group, our non-employee directors as a group, and our other employees (who are not executive officers) as a group under the 2017 Plan during the 2025 fiscal year.

Name and Position	Number of Stock Awards
Named Executive Officers
Michael G. Barnes, Chairman and Chief Executive Officer	60,813
Jonathan Ilany, Former Chief Executive Officer	151,778
Randy Maultsby, President	—
Scott McKinney, Chief Financial Officer	—
Neil C. Rifkind, Former General Counsel and Secretary	22,246
All executives as a group (5 persons)	234,837
All non-employee board members, including nominees, as a group (4 persons)	13,229
All other employees, as a group	47,976

Vote Required and the Recommendation of the Board

The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal 2. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will still be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE

“FOR” PROPOSAL 2

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify our audit committee’s appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte audited our financial statements as of and for each of the three years ended December 31, 2025. A representative of Deloitte will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents the approximate aggregate fees billed by Deloitte, our independent registered public accounting firm for services performed with respect to fiscal 2025 and 2024:

($ in thousands)	2025	2024
Audit Fees(1)	$6,167	$5,048
Audit-Related Fees(2)	$22	$1,483
Tax Fees(3)	$803	$835
All Other Fees(4)	$2	$2
Total Fees	$6,994	$7,368

(1)
Fees related to our annual audit, review of our quarterly reports on Form 10-Q, review of documents filed with the SEC and statutory audits.
(2)
Fees related to procedures associated with the adoption of new accounting standards, due diligence related to acquisitions, transactions at subsidiaries and other attest services not required by statute or regulation.
(3)
Fees related to tax compliance services and tax preparation services.
(4)
Fees primarily represent accounting research subscription fees.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has sole authority (with the input of management) to approve in advance all engagements of our independent registered public accounting firm for audit or non-audit services. All services provided by Deloitte in 2024 and 2025 were pre-approved by the Audit Committee. The Audit Committee has determined that the non-audit services provided by the Company’s independent registered public accounting firms are compatible with maintaining the accounting firm’s independence.

Ratification

The Board of Directors asks stockholders to ratify the selection of Deloitte as our independent registered public accounting firm. Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our Bylaws or other governing documents. However, the Board of Directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Vote Required and the Recommendation of the Board

The affirmative vote of a majority of all of the votes cast at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal 3. For purposes of the vote on Proposal 3, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. We do not expect any broker non-votes for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as set forth in this Proxy Statement. Specifically, this Proposal 4, commonly known as the “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any particular form of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. A more detailed discussion regarding the compensation of our named executive officers is provided under the captions “Compensation Discussion and Analysis” and “Executive Compensation” below. The vote for this Proposal 4 is advisory and is, therefore, not binding on the CNG Committee, our Board of Directors or the Company.

As described in detail under the heading “Compensation Discussion and Analysis,” our compensation program is intended to reward our leadership for performance and to align our leadership’s interests with those of our other stockholders on an annual and long-term basis. We encourage you to carefully review the section of this Proxy Statement entitled “Compensation Discussion and Analysis” for additional details on our executive compensation program as well as the reasons and processes for how our CNG Committee determined the structure and amounts of the 2025 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as set forth in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Tiptree Inc. approve, on an advisory basis, the compensation of Tiptree Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion, as set forth in this Proxy Statement.”

Vote Required and the Recommendation of the Board

For Proposal 4 (advisory (non-binding) vote on executive compensation), the affirmative vote of a majority of all of the votes cast at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal 4. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Regardless of how the shareholders vote on this matter, this vote is advisory and not binding on the Board of Directors, the CNG Committee or the Company in any way, and the Board of Directors or the CNG Committee may determine that it is in the best interest of the Company to either maintain or modify the current executive compensation structure or modify the compensation structure.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In this Proposal 5, commonly known as a “say on frequency”, we are requesting that our stockholders vote, on an advisory basis, on how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every “1 YEAR,” “2 YEARS,” or “3 YEARS.” Shareholders also may, if they wish, abstain from casting a vote on this proposal.

The Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and, therefore, the Board of Directors recommends that you vote for a three year-interval for the advisory vote on executive compensation. In determining to recommend that shareholders vote for a frequency of once every three years, the Board of Directors considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practice in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

You may cast your vote on your preferred voting frequency by choosing the option of “1 YEAR,” “2 YEARS,” or “3 YEARS” or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of Tiptree Inc. determine, on an advisory basis, whether the stockholders of Tiptree Inc. shall conduct an advisory vote every one year, two years or three years regarding the compensation of Tiptree Inc.’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion, as set forth in Tiptree Inc.’s annual proxy statements.”

Vote Required and the Recommendation of the Board

For Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation), the option of “1 YEAR,” “2 YEARS” or “3 YEARS” that receives the highest number of all the votes cast at the Annual Meeting, assuming a quorum is present, will be the frequency for the advisory vote on executive compensation that has been recommended by the Company’s stockholders. For purposes of this advisory vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. In the event that no option receives a majority of the votes cast, we will still consider the option that receives the most votes to be the option selected by the Company’s stockholders. In either case, this vote is advisory and not binding on the CNG Committee, the Board of Directors or the Company in any way, and the Board of Directors or the CNG Committee may determine that it is in the best interest of the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “THREE YEARS” WITH RESPECT TO PROPOSAL 5

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy and program, and the compensation-related decisions made by our CNG Committee with respect to performance year 2025. The discussion below is intended to help you understand the detailed information for our named executive officers (“NEOs”) provided in the executive compensation tables that follow this discussion and to help place the specific pay decisions made for 2025 performance in context within our overall compensation program. Our NEOs in 2025 are Michael Barnes, our Chairman and Chief Executive Officer, Jonathan Ilany, our Chief Executive Officer until December 31, 2025, Randy Maultsby, our President, Scott McKinney, our Chief Financial Officer and Neil Rifkind, our General Counsel and Secretary, until December 5, 2025.

Effective December 5, 2025, Mr. Rifkind ceased to be our General Counsel and Secretary. Pursuant to a Separation Agreement dated as of December 5, 2025 (the “Separation Agreement”) and consistent with the severance provisions in Mr. Rifkind’s employment agreement for a termination without cause, Mr. Rifkind is entitled to certain payments and benefits in connection with his separation from service, including cash severance, payment of the Company-portion of COBRA premiums for a certain period of time following termination and continued vesting of his outstanding equity awards in accordance with the terms and conditions set forth in the award agreements evidencing such awards. Please see “Potential Payments to Named Executive Officers Upon Termination or Change in Control — Neil Rifkind” for more information.

Effective December 31, 2025, Mr. Ilany ceased to be our Chief Executive Officer and effective January 1, 2026, Mr. Barnes, our Executive Chairman also became the Company’s Chief Executive Officer. Following such transition, Mr. Ilany will provide consulting and advisory services to the Company to assist with the transition of his duties and responsibilities for one year beginning January 1, 2026 (the “Advisory Period”) pursuant to an advisor agreement entered into between the Company and Mr. Ilany dated December 16, 2025 (the “Advisor Agreement”). Pursuant to the terms of the Advisor Agreement, Mr. Ilany will be entitled to, subject to the terms and conditions of the Advisor Agreement, (i) a fee of $500,000 payable in connection with Mr. Ilany’s advisory services and for serving as Vice Chairman and a director of the Board during the Advisory Period; (ii) an annual bonus in respect of the fiscal year ending December 31, 2025, payable in cash or shares as determined by the CNG, in an amount determined by the CNG based on the Company’s achievement of specific annual corporate performance objectives determined by the CNG; (iii) a cash incentive of 3.5% of Adjusted EBITDA of the Company (as publicly reported by the Company) for the fiscal year ending December 31, 2026; and (iv) at the Company’s discretion, continued participation in the Company’s group health plans or participation in COBRA benefits, with the payment of the cost of his premiums associated with such coverage borne by the Company through the earlier of December 31, 2026 and Mr. Ilany first becoming eligible for comparable coverage with a subsequent employer or otherwise ceasing to be eligible for COBRA coverage.

Guiding Principles and Compensation Policies

Tiptree’s executive compensation program is intended to reward our leadership for performance and to align our leadership’s interests with those of our other stockholders on an annual and long-term basis. Our CNG Committee has developed the following guiding principles for our executive compensation program:

•
Pay for performance, with a significant percentage of our NEOs’ compensation tied to the Company’s performance, including having a significant portion of the equity compensation of our NEOs tied to the Company’s goals of generating long-term stockholder value;
•
Align executive compensation with stockholder interests;
•
Balance rewarding short-term and long-term performance to focus on long-term value creation;
•
Retain current management, encourage loyalty and effectively attract new executives over time by providing competitive levels of compensation; and
•
Make our executive compensation practices transparent.

Consistent with the foregoing, our executive compensation program has three primary elements: salary, performance-based annual cash incentive awards and long-term equity incentive awards. As described further in the table below, each element of our compensation program is tailored to incentivize performance in a specific area that we believe will promote sustained economic value over time. In addition, on a case by case basis, the Company has awarded initial cash or equity grants to attract talented executives.

Element	Form of Compensation	Pay for Performance	Primary Objectives
Base Salary	Fixed Cash	Adjustments to base salary take into account individual performance	Attract and retain talented executives while avoiding a high fixed cost structure
Annual Cash Incentive Awards	Variable Cash	Awards based on an earnings metric of the Company, as adjusted by the CNG Committee, and individual performance	Reward the achievement of key short-term metrics
Long-Term Equity Incentive Awards	Variable Performance restricted stock units (“PRSUs”) vest based on achieving share price targets	Value achieved depends on increasing stock price and generating long-term stockholder value	Align executive interests with long-term stockholder value creation.
	Restricted stock units (“RSUs”) subject to time-based vesting	Time-based vesting encourages retention; potential increased value achieved through stock appreciation

Our CNG Committee is responsible for our executive compensation program design and administration, including evaluation of management performance and determination of compensation awards. Effective January 1, 2026, Tiptree is managed by a management team that reports to Michael G. Barnes, our Chairman and CEO. The Chairman and CEO is responsible for strategic planning, capital allocation among Tiptree’s businesses, overseeing M&A activity and risk management. Our Chairman and CEO provides the CNG Committee with preliminary recommendations for the discretionary elements of the compensation of the NEOs. However, the CNG Committee approves the compensation for all NEOs, including for the Chairman and CEO.

Below is a summary description of the Company’s significant compensation policies.

What We Do
✓	Pay for performance	✓	Use an independent compensation consultant
✓	Grant equity-based awards as a significant portion of our NEOs annual variable compensation	✓	Prohibit NEOs from shorting or hedging Tiptree stock (see “Corporate Governance Matters - Restrictions on Hedging and Pledging Transactions”)
✓	Mitigate risk through a clawback policy	✓	CNG Committee reserves right to exercise negative discretion
✓	Individual grant limits under our 2017 Omnibus Incentive Plan

What We Don’t Do
✓	No Section 280G or 409A tax gross-ups in executive employment agreements	✓	No recycling of shares used to pay the taxes on vested RSUs
✓	No defined benefit pensions or supplemental retirement programs	✓	No repricing of underwater stock options
✓	No guaranteed bonus arrangements with our NEOs

We mitigate risk, in part, through Tiptree’s Policy for Recoupment of Incentive Compensation (“Clawback Policy”), which Tiptree adopted effective October 2, 2023, in compliance with the SEC’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Our Clawback Policy applies to incentive compensation paid to our executive officers. The policy provides that if we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement, any erroneously awarded incentive compensation paid to our current or former executive officers during a covered period will be subject to recovery, regardless of whether the executive was at fault. For purposes of this policy, incentive compensation means any cash-based and equity-based incentive compensation, bonuses and awards that are received by an NEO after October 2, 2023.

Named Executive Officers

Our NEOs are the executive officers whose compensation is discussed in this CD&A and whose compensation is shown in the accompanying compensation tables. For 2025, our NEOs are listed in the table below, which shows the base salary and incentive compensation awarded to our NEOs for their performance in 2025 in the manner that it was considered by the CNG Committee. When we refer to the total compensation figures of our NEOs as they relate to 2025 in this CD&A we are referring to annual base salary paid in 2025, and cash bonuses for 2025 performance but paid in early 2026.

For purposes of determining annual equity grants to our NEOs, our CNG Committee starts with a dollar amount (the “Par Value”) and determines the number of shares based on the volume weighted average price (the “VWAP”) of the Company's common stock for the 10 trading days prior to the grant date. The amounts presented below with respect to the stock awards are the Par Value of such grants. These amounts differ from the amounts for the same columns included in the Summary Compensation Table because they are valued using a different valuation method and because SEC rules require us to include the grant date fair value of equity awards based on the date of actual grant rather than the performance year in which they were earned. For example, the awards shown in the Summary Compensation Table for 2025 were granted in such year but were based on 2024 performance.

On January 1, 2024, the Company granted Messrs. Barnes, Ilany, Maultsby and McKinney an aggregate of 1,420,833 PRSUs, which are intended to cover three years of long-term incentive awards. Messrs. Barnes, Maultsby and McKinney will not receive another award under the long-term incentive program until 2027. For purposes of the Summary Compensation Table, such PRSUs were valued using the grant date fair value, as estimated on the date of grant using a Black-Scholes-Merton option pricing formula embedded within a Monte Carlo model used to simulate the future stock prices of Tiptree, which assumes that the market requirement is achieved. For more detail, including the underlying valuation assumptions for PRSUs, please see Note 10 — Stock Based Compensation, to our consolidated financial statements in our 2025 Annual Report on Form 10-K.

EXECUTIVE COMPENSATION

(CNG Perspective; Not a Substitute for the Summary Compensation Table)

Name and Title	Performance Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Other Compensation(2)	Total ($)
	2025	$1,200,000	$5,651,620	$—	—	$45,846	$6,897,466
Michael G. Barnes	2024	$1,100,000	$—	$5,146,815	—	$81,324	$6,328,139
Chairman and Chief Executive Officer	2023	$1,000,000	$4,382,697	$—	—	$61,998	$5,444,695
	2025	$1,200,000	$5,651,620	$—	—	$137,811	$6,989,431
Jonathan Ilany	2024	$1,100,000	$2,001,319	$7,179,979	—	$139,201	$10,420,499
Former Chief Executive Officer	2023	$1,000,000	$4,382,697	$—	—	$142,867	$5,525,564
	2025	$600,000	$1,750,000	$—	—	$11,583	$2,361,583
Randy Maultsby	2024	$500,000	$1,750,000	$1,274,006	—	$10,725	$3,534,731
President	2023	$500,000	$1,600,000	$—	—	$9,326	$2,109,326
	2025	$500,000	$1,250,000	$—	—	$11,583	$1,761,583
Scott McKinney(3)	2024	$500,000	$1,250,000	$1,047,500	—	$10,725	$2,808,225
Chief Financial Officer	2023	$450,000	$1,000,000	$250,000	—	$9,326	$1,709,326
	2025	$467,949	$—	$—	—	$1,714,091	$2,182,040
Neil C. Rifkind(4)	2024	$500,000	$880,000	$440,000	—	$100,679	$1,920,679
Former VP, General Counsel and Secretary	2023	$500,000	$800,000	$400,000	—	$71,618	$1,771,618

(1)
For Mr. Barnes for 2024, this represents a combination of (a) 200,000 Tiptree shares issued on October 30, 2024 at a closing stock price of $19.72 pursuant to vested PRSUs and (b) the CNG’s decision to grant to Mr. Barnes, $1,202,815 worth of Tiptree shares on February 25, 2025 for 2024 performance. For Mr. Ilany for 2024, this represents a combination of (a) 200,000 Tiptree shares issued on October 17, 2024 at a closing stock price of $20.89 pursuant to vested PRSUs and (b) the CNG’s decision to grant to Mr. Ilany, $3,001,979 worth of Tiptree shares on February 25, 2025 for 2024 performance. For Mr. Maultsby for 2024, this represents 66,667 Tiptree shares issued on October 9, 2024 at a closing stock price of $19.11 pursuant to vested PRSUs. For Mr. McKinney for 2024, this represents 50,000 Tiptree shares issued on October 18, 2024 at a closing stock price of $20.95 pursuant to vested PRSUs and for 2023, this represents the Par Value of RSUs grants. For Mr. Rifkind, for all years, this represents the Par Value of RSU grants.
(2)
For Messrs. Maultsby and McKinney for 2025, 2024 and 2023 this represents premiums paid by the Company to our group health insurance provider under a medical expenses reimbursement plan (the “MERP”). Mr. Barnes’s $45,846 of other compensation in 2025 consists of $11,583 attributable to the MERP, $18,385 attributable to travel reimbursements and $15,878 of reimbursement for taxes associated with such reimbursements. Mr. Barnes’s $81,324 of other compensation in 2024 consists of $10,724 attributable to the MERP, $37,884 attributable to travel reimbursements and $32,716 of reimbursement for taxes associated with such reimbursements. Mr. Barnes’s $61,998 of other compensation in 2023 consists of $9,326 attributable to the MERP, $28,264 attributable to travel reimbursements and $24,408 of reimbursement for taxes associated with such reimbursements. Mr. Ilany’s $137,811 of other compensation in 2025 consists of $11,583 attributable to the MERP, $55,593 attributable to travel reimbursements, $12,141 that the Company paid in connection with maintaining the IT infrastructure in Mr. Ilany’s home office and $58,494 of reimbursement for taxes associated with such reimbursements. Mr. Ilany’s $139,201 of other compensation in 2024 consists of $10,724 attributable to the MERP, $54,102 attributable to travel reimbursements, $14,839 that the Company paid in connection with maintaining the IT infrastructure in Mr. Ilany’s home office and $59,536 of reimbursement for taxes associated with such reimbursements. Mr. Ilany’s $142,867 of other compensation in 2023 consists of $9,326 attributable to the MERP, $54,283 attributable to travel reimbursements, $17,375 that the Company paid in connection with maintaining the IT infrastructure in Mr. Ilany’s home office and $61,883 of reimbursement for taxes associated with such reimbursements. Mr. Rifkind’s $1,714,091 of other compensation in 2025 consists of $1,600,000 attributable to his severance payment, $11,583 attributable to the MERP, $55,006 attributable to travel reimbursements and $47,502 of reimbursement for taxes associated with such reimbursements. Mr. Rifkind’s $100,679 of other compensation in 2024 consists of $10,725 attributable to the MERP, $48,269 attributable to travel reimbursements and $41,685 of reimbursement for taxes associated with such reimbursements. Mr. Rifkind’s $71,618 of other compensation in 2023 consists of $9,326 attributable to the MERP, $33,426 attributable to travel reimbursements and $28,866 of reimbursement for taxes associated with such reimbursements.
(3)
Mr. McKinney’s stock award amount for performance year 2023 represent the Par Value of the RSUs issued on February 27, 2024.
(4)
Mr. Rifkind’s stock award amounts for performance years 2024 and 2023 represent the Par Value of the RSU issuances on February 25, 2025 and February 27, 2024, respectively, in which the recipient in each case received matching RSUs that cliff vest after three years from the grant date and deliver two shares of Tiptree stock for each RSU; as such, the Par Value of the RSU issuances were doubled accordingly. Pursuant to the Separation Agreement, Mr. Rifkind ceased to be General Counsel and Secretary of the Company effective December 5, 2025. His salary column reflects his salary from January 1, 2025 to December 5, 2025. The remainder of his compensation paid in 2025 is reflected in the “Other Compensation” column.

Use of Independent Compensation Consultant

The CNG Committee engaged CAP to serve as its independent compensation consultant during 2025. CAP received instructions from, and reported to, the CNG Committee on an independent basis. CAP was also authorized by the CNG Committee to share with and request and receive from management specified information in order to prepare for CNG Committee meetings.

The CNG Committee requested CAP’s advice on a variety of matters, including the design of our executive compensation program and the compensation opportunities under it, compensation strategy, market comparisons, pay and performance alignment, the advisability of peer benchmarking, executive pay trends, compensation best practices, compensation-related legislative updates and related rulemaking, and compensation plan designs and modifications. The CNG Committee met with CAP, both with and without management present, on several occasions during 2025 with respect to compensation decisions for 2025 performance. The CNG Committee assessed the independence of CAP pursuant to SEC and Nasdaq rules, and concluded that no conflict of interest exists that would prevent CAP from independently representing the CNG Committee. During 2025, CAP did not provide any services to the Company or its affiliates other than advising the CNG Committee on executive officer compensation.

The CNG Committee does not currently use benchmarking or comparative data in making compensation decisions. In 2025, however, the CNG Committee reviewed compensation practices compiled by CAP with respect to the companies that operate in the same industries as the Company to provide a reference point for pay levels and practices, including practices relating to the grant of performance-vesting equity awards.

2025 Company Performance

2025 was a transformative year for Tiptree. During the year, we reached agreements to sell The Fortegra Group, our specialty insurance business and Reliance First Capital, our residential mortgage origination and servicing business. The sale of these businesses will result in pro-forma book value of approximately $923 million(1), or approximately $24.40 per share when settled. These actions crystallize the significant value Tiptree has created in more than a decade of building and scaling these businesses. At Tiptree’s founding in June 2007, we closed on our initial capital raise of $139 million priced at an equivalent of $5.36 per share. Since then, we have bought and sold more than 21 businesses and made numerous other investments. Our realized investment income has allowed us to return more than $180 million to investors in a combination of dividends and share repurchases, underscoring a long‑term track record of generating value for our shareholders.

Following the announced sales, we undertook a comprehensive review of our corporate cost structure and executed a meaningful reduction in expenses during the second half of the year. As we enter 2026, Tiptree will have a simpler balance sheet and a streamlined management structure, positioning us to pursue new opportunities with greater flexibility and focus. While our capital base has grown meaningfully since our founding in 2007, our core management team and disciplined investment philosophy remain unchanged. We are actively evaluating a range of strategic alternatives for deploying our capital, with a continued focus on identifying stable, predictable cash flows generated by scalable business models led by experienced management teams.

As we look towards 2026 and beyond, the principles that have guided Tiptree since 2007 continue to anchor our approach: disciplined capital allocation, long‑term value creation, prudent use of leverage, and a willingness to own—or exit—businesses based solely on what maximizes shareholder value. With a strengthened capital position and a core management team, we believe Tiptree is well positioned to build on its history of success.
_____________________
(1) Tiptree’s pro-forma book value as of December 31, 2025 was estimated to be $923 million, net of estimated taxes and transaction expenses for the closing of both transactions and reflecting Tiptree's fully diluted ownership of Fortegra of 69.1%.

2025 Compensation Highlights

Compensation of our NEOs is largely driven by the financial and strategic performance of the Company. Total compensation of our NEOs related to fiscal 2025 was approximately $25 million, flat to fiscal 2024. In approving the compensation program for 2025, the CNG Committee considered a number of factors including, but not limited to the responsibilities of the executives’ positions, the executives’ experience and contributions, the competitive marketplace for executive talent and corporate performance.

Consistent with Tiptree’s pay for performance philosophy, NEO pay mix is heavily weighted toward variable, performance-based pay, which ties a large portion of compensation to the achievement of our short- and long-term performance objectives. The chart below illustrates the fixed versus variable mix of compensation for all our NEOs in 2025. As seen in the illustration below, for 2025, only 24% of compensation was fixed, while 76% was variable, which we define as compensation in the form of any cash or stock award subject to forfeiture (including RSUs and PRSUs).

Fixed compensation consists of base salary and other guaranteed reimbursements such as travel and information technology reimbursements and related tax gross-ups and the premiums paid for executives under our medical expense reimbursement plan, or MERP. Variable compensation consists of any award based on performance and CNG Committee determination (including negative discretion).

2025 Executive Compensation Program and Decisions

Our 2025 executive compensation program had three primary elements: base salary, performance-based annual cash incentive awards and long term equity incentive awards. Although each element of compensation described below was considered separately, our CNG Committee made its determinations regarding each individual component of the compensation program in the context of the aggregate effect on total compensation for each NEO. For the NEOs, incentive compensation for services in a fiscal year was paid or granted, as applicable, in the first quarter of the following year.

Base Salary

The purpose of base salary is to provide a set amount of cash compensation for each named executive officer that is not variable in nature and is generally competitive with market practices. Base salaries for the NEOs are based on competitive market rates for experienced executives of comparable organizations. The 2025 base salaries for the NEOs were as follows:

Name	Base Salary
Michael Barnes	$1,200,000
Jonathan Ilany (1)	$1,200,000
Randy Maultsby	$600,000
Scott McKinney	$500,000
Neil Rifkind (2)	$500,000
Total	$4,000,000

(1)
Effective December 31, 2025, Mr. Ilany ceased to be our Chief Executive Officer.
(2)
Effective December 5, 2025, Mr. Rifkind ceased to be our General Counsel and Secretary.

Incentive Compensation-Pool Determination

The CNG Committee uses Adjusted EBITDA as the metric to determine annual incentive compensation for the Company’s executive officers and as its primary pay for performance measure.

The CNG Committee previously established a 2025 cash incentive compensation pool for Messrs. Barnes and Ilany equal to 7.0% of Adjusted EBITDA prior to the payment of the incentive compensation of Messrs. Barnes and Ilany, which was allocated 3.5% to Michael Barnes, Chairman and Chief Executive Officer, and 3.5% to Jonathan Ilany, our former Chief Executive Officer.

Adjusted EBITDA is defined as GAAP net income plus corporate interest expense (excluding interest expense associated with corporate debt at the holding company level), plus income taxes, plus depreciation and amortization expense, plus non-cash fair value adjustments including changes in the fair value of the Additional Fortegra Warrant liability (excluding in 2025), plus significant non-recurring expenses consisting of acquisition, start-up and disposition costs, including debt extinguishment, legal, taxes, banker fees and other costs (excluding in 2025), and plus unrealized gains (losses) on available for sale securities, the pre-tax gain recorded directly to stockholders’ equity related to the 2022 Warburg transaction and changes in unrealized currency translation adjustments reported in other comprehensive income. For a reconciliation to Adjusted EBITDA from GAAP financials, see “Annex B: Non-GAAP Measures.”

The CNG Committee believes Adjusted EBITDA reflects a total return of the Company’s income from business operations, investment activity and capital allocation to assets.

Incentive Compensation-Pool Determination — Other NEOs

The bonus amounts for Messrs. Maultsby and McKinney were determined by the CNG Committee in its discretion in consultation with Messrs. Barnes and Ilany, based 50% on the Company’s Adjusted EBITDA relative to the prior year and 50% on the CNG Committee’s qualitative assessment of individual performance for 2025 considering the NEO’s role, leadership responsibilities and retention considerations.

Incentive Compensation-Performance-Based Annual Cash Incentive Awards — NEOs

For 2025, the performance-based annual cash incentive award allocation to the NEOs were as follows:

Name	Annual Cash Incentive Award
Michael Barnes	$5,651,620
Jonathan Ilany	$5,651,620
Randy Maultsby	$1,750,000
Scott McKinney	$1,250,000
Neil Rifkind(1)	$—

(1)
Effective December 5, 2025, Mr. Rifkind ceased to be our General Counsel and Secretary. Mr. Rifkind received certain payments and benefits in connection with his separation from service. Please see “Potential Payments to Named Executive Officers Upon Termination or Change in Control —Neil Rifkind” for more information.

Equity Grant Practices

The CNG Committee does not schedule equity award grant dates in anticipation of the release of material non-public information, and the Company does not have any plans, programs or practices of timing the release of material non-public information in order to affect the value of executive compensation.

Tax Deductibility of NEO Compensation

Section 162(m) of the Code (“Section 162(m)”) imposes a $1 million limit on the deduction that a company could claim in any tax year with respect to compensation paid to certain of its current and former executive officers, subject to certain limited exceptions with respect to certain compensation arrangements in effect on November 2, 2017. Our CNG Committee has and may approve compensation arrangements for our NEOs that are not fully deductible under Section 162(m) and specifically reserves the right to do so.

Response to Say on Pay Advisory Vote and Stockholder Feedback

At our 2023 Annual Meeting of Stockholders, our advisory vote to approve compensation of our NEOs received the support of 71% of the votes cast. Our management met with several of our largest stockholders in 2025 and communicated stockholder feedback and comments to our CNG Committee, who considered that information in making 2025 compensation decisions.

COMPENSATION COMMITTEE REPORT

The CNG Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Tiptree’s proxy statement on Schedule 14A filed with the SEC.

Submitted by the CNG Committee

Dominique Mielle, Chair
Lesley Goldwasser
Paul M. Friedman
Bradley E. Smith

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act and/or Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information regarding the compensation paid to or earned by our NEOs for services in 2025, 2024 and 2023, as applicable to each NEO, in the format required by the SEC. The footnotes to these tables provide information to explain the values presented in the tables and are an important part of our disclosures.

We have included a separate table in “Compensation Discussion and Analysis—Named Executive Officers” as supplemental disclosure, which table shows the base salary and incentive compensation awarded to our NEOs for their performance in 2025, 2024 and 2023, as applicable to each NEO, in the manner that it was considered by the CNG Committee.

The equity awards shown in our Summary Compensation Table and Grants of Plan-Based Awards table for the years 2025, 2024 and 2023 were granted in 2025, 2024 and 2023, respectively, for services performed in 2024, 2023 and 2022, respectively. On January 1, 2024, our CNG Committee granted PRSUs to our Executive Chairman, our then Chief Executive Officer, President and Chief Financial Officer, which reflect the CNG Committee’s desire for such executives to continue to lead Tiptree for an additional significant number of years and to create significant shareholder value over time.

Summary Compensation Table

Name and Title	Year	Salary($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation ($)(3)	Total ($)
	2025	$1,200,000	—	$1,317,818	—	$5,651,620	$45,846	$8,215,284
Michael G. Barnes(4)	2024	$1,100,000	—	$5,753,000	—	$—	$81,324	$6,934,324
Chairman and Chief Executive Officer	2023	$1,000,000	—	$—	—	$4,382,697	$61,998	$5,444,695

	2025	$1,200,000	—	$3,289,029	—	$5,651,620	$137,811	$10,278,460
Jonathan Ilany(5)	2024	$1,100,000	—	$5,753,000	—	$2,001,319	$139,201	$8,993,520
Former Chief Executive Officer	2023	$1,000,000	—	$—	—	$4,382,697	$142,867	$5,525,564

	2025	$600,000	—	$—	—	$1,750,000	$11,583	$2,361,583
Randy Maultsby(6)	2024	$500,000	—	$1,917,663	—	$1,750,000	$10,725	$4,178,388
President	2023	$500,000	—	$—	—	$1,600,000	$9,326	$2,109,326

	2025	$500,000	—	$—	—	$1,250,000	$11,583	$1,761,583
Scott McKinney(7)	2024	$500,000	—	$1,438,250	—	$1,250,000	$10,725	$3,198,975
Chief Financial Officer	2023	$450,000	—	$252,337	—	$1,000,000	$9,326	$1,711,663

Neil C. Rifkind(8)	2025	$467,949	—	$482,071	—	$—	$1,714,091	$2,664,111
Former VP, General Counsel and Secretary	2024	$500,000	—	$422,308	—	$880,000	$100,679	$1,902,987
	2023	$500,000	—	$378,489	—	$800,000	$71,618	$1,750,107

(1)
For 2025 for Messrs. Barnes and Ilany, amounts in this column represent the grant date fair value of 60,813 and 151,778 Tiptree shares issued to Messrs. Barnes and Ilany, respectively, for their 2024 performance. Such shares were issued as of February 25, 2025 at a closing stock price of $21.67 per share. For 2025 for Mr. Rifkind and for all the NEOs for all other periods, amounts in this column represent the aggregate grant date fair value of PRSUs or RSUs, computed in accordance with FASB ASC Topic 718. RSUs are valued using the closing price of our common stock on the grant date. The fair value of the PRSUs was estimated on the date of grant using a Black-Scholes-Merton option pricing formula embedded within a Monte Carlo model used to simulate the future stock prices of Tiptree, which assumes that the market requirement is achieved. For more detail, including the underlying valuation assumptions for PRSUs and stock option awards, please see Note 10, Stock Based Compensation, to our consolidated financial statements in our 2025 Annual Report on Form 10-K. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)
Represents the dollar value of cash incentive awards earned in the performance year but paid in the first quarter of the following year.
(3)
For Messrs. Maultsby and McKinney for 2025, 2024 and 2023 this represents premiums paid by the Company to our group health insurance provider under a medical expenses reimbursement plan (the “MERP”). Mr. Barnes’s $45,846 of other compensation in 2025 consists of $11,583 attributable to the MERP, $18,385 attributable to travel reimbursements and $15,878 of reimbursement for taxes associated with such reimbursements. Mr. Barnes’s $81,324 of other compensation in 2024 consists of $10,724 attributable to the MERP, $37,884 attributable to travel reimbursements and $32,716 of reimbursement for taxes associated with such reimbursements. Mr. Barnes’s $61,998 of other compensation in 2023 consists of $9,326 attributable to the MERP, $28,264 attributable to travel reimbursements and $24,408 of reimbursement for taxes associated with such reimbursements. Mr. Ilany’s $137,811 of other compensation in 2025 consists of $11,583 attributable to the MERP, $55,593 attributable to travel reimbursements, $12,141 that the Company paid in connection with maintaining the IT infrastructure in Mr. Ilany’s home office and $58,494 of reimbursement for taxes associated with such reimbursements. Mr. Ilany’s $139,201 of other compensation in 2024 consists of $10,724 attributable to the MERP, $54,102 attributable to travel reimbursements, $14,839 that the Company paid in connection with maintaining the IT infrastructure in Mr. Ilany’s home office and $59,536 of reimbursement for taxes associated with such reimbursements. Mr. Ilany’s $142,867 of other compensation in 2023 consists of $9,326 attributable to the MERP, $54,283 attributable to travel reimbursements, $17,375 that the Company paid in connection with maintaining the IT infrastructure in Mr. Ilany’s home office and $61,883 of reimbursement for taxes associated with such reimbursements. Mr. Rifkind’s $1,714,091 of other compensation for 2025 consists of $1,600,000 attributable to his severance payment, $11,583 attributable to the MERP, $55,006 attributable to travel reimbursements and $47,502 of reimbursement for taxes associated with such reimbursements. Mr. Rifkind’s $100,679 of other compensation in 2024 consists of $10,725 attributable to the MERP, $48,269 attributable to travel reimbursements and $41,685 of reimbursement for taxes associated with such reimbursements. Mr. Rifkind’s $71,618 of other compensation in 2023 consists of $9,326 attributable to the MERP, $33,426 attributable to travel reimbursements and $28,866 of reimbursement for taxes associated with such reimbursements.
(4)
Mr. Barnes’s stock award amount in 2024 represents the grant date fair value of the 550,000 PRSUs granted on January 1, 2024.
(5)
Mr. Ilany’s stock award amount in 2024 represents the grant date fair value of the 550,000 PRSUs granted on January 1, 2024.
(6)
Mr. Maultsby’s stock award amount in 2024 represents the grant date fair value of the 183,333 PRSUs granted to him on January 1, 2024.
(7)
Mr. McKinney’s stock award amount in 2024 represents the grant date fair value of the 137,500 PRSUs granted to him on January 1, 2024. Mr. McKinney’s stock award amount in 2023 represents the grant date fair value of RSUs granted to him on February 22, 2023.
(8)
Mr. Rifkind’s stock award amounts for performance years 2024 and 2023 represent the Par Value of the RSU issuances on February 25, 2025 and February 27, 2024, respectively, in which he received matching RSUs that cliff vest after three years from the grant date and deliver two shares of Tiptree stock for each RSU; as such, the Par Value of the RSU issuances were doubled accordingly. Pursuant to the Separation Agreement, Mr. Rifkind ceased to be General Counsel and Secretary of the Company effective December 5, 2025. His salary column reflects his salary from January 1, 2025 to December 5, 2025. The remainder of his compensation paid in 2025 is reflected in the “Other Compensation” column.

Grants of Plan-Based Awards

The following table provides additional information about non-equity and equity-based awards granted to our NEOs during the year ended December 31, 2025:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value(3)
Name	Threshold	Target	Maximum	Grant Date	or Units(2)	($)
Michael G. Barnes	—	$5,651,620	—	2/25/2025	60,813	$1,317,818
Jonathan Ilany (4)	—	$5,651,620	—	2/25/2025	151,778	$3,289,029
Randy Maultsby	—	—	—		—	$—
Scott McKinney	—	—	—		—	—
Neil C. Rifkind (5)	—	—	—	2/25/2025	22,246	$482,071

(1)
For Messrs. Barnes and Ilany, the dollar figures in the table above represent the incentive compensation pool based on a percentage of 2025 Adjusted EBITDA which have not yet been paid. The actual amounts granted to Messrs. Maultsby and McKinney were subject to the discretion of the Executive Chairman and CEO and, as such, do not have calculable threshold, target or maximum estimated payouts.
(2)
On February 25, 2025, Messrs. Barnes and Ilany were granted common stock. On February 25, 2025, Mr. Rifkind was granted matching RSUs, which will cliff vest on February 28, 2028, subject to certain terms contained in the award agreements.
(3)
The grant date fair value of the common stock granted to Messrs. Barnes and Ilany, and the fair value of the RSUs granted to Mr. Rifkind is computed in accordance with FASB ASC Topic 718. RSUs and common stock are valued using the closing price of our common stock on the grant date ($21.67 per share). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(4)
Mr. Ilany ceased to be our Chief Executive Officer after December 31, 2025.
(5)
Effective December 5, 2025, Mr. Rifkind ceased to be our General Counsel and Secretary.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Below is a brief description of the material terms of our NEOs’ employment agreements. There are no definite terms under the employment agreements, and the Company could have terminated each such NEO’s employment at any time upon approval of the Board of Directors, provided that, if such NEO’s employment had been terminated without cause or he or she resigned for good reason (as defined in the Employment Agreement), then such NEO would have been entitled, subject to the execution of a general release, to certain severance payments as described in more detail below in “—Potential Payments to Named Executive Officers Upon Termination or Change in Control.”

The Employment Agreements also include non-compete, non-solicitation, non-disparagement and confidentiality provisions during our NEO’s employment and for a specified period of time following the date of termination.

Michael Barnes — Chairman and Chief Executive Officer

Under Mr. Barnes’s Executive Employment Agreement dated as of February 1, 2018, Mr. Barnes receives compensation for serving as Executive Chairman of Tiptree, consisting of an annual base salary ($1,200,000 for 2025) and a discretionary annual cash bonus in an amount set by the CNG Committee. Mr. Barnes is also eligible to participate in any stock option, restricted stock, equity compensation or other long-term incentive plan of Tiptree pursuant to the terms and conditions of such plan then in effect. Mr. Barnes was appointed our Chief Executive Officer effective January 1, 2026.

Jonathan Ilany — Former Chief Executive Officer

Effective December 31, 2025, Mr. Ilany ceased to be our Chief Executive Officer and Mr. Barnes, our Executive Chairman became the Company’s Chief Executive Officer. Following such transition, Mr. Ilany will provide consulting and advisory services to the Company to assist with the transition of his duties and responsibilities for the Advisory Period. Pursuant to the terms of the Advisor Agreement, Mr. Ilany will be entitled to, subject to the terms and conditions of the Advisor Agreement, (i) a fee of $500,000 payable in connection with Mr. Ilany’s advisory services and for serving as Vice Chairman and a director of the Board during the Advisory Period; (ii) an annual bonus in respect of the fiscal year ending December 31, 2025, payable in cash or shares as determined by the CNG, in an amount determined by the CNG based on the Company’s achievement of specific annual corporate performance objectives determined by the CNG; (iii) a cash incentive of 3.5% of Adjusted EBITDA of the Company (as publicly reported by the Company) for the fiscal year ending December 31, 2026; and (iv) at the Company’s discretion, continued participation in the Company’s group health plans or participation in COBRA benefits, with the payment of the cost of his premiums associated with such coverage borne by the Company through the earlier of December 31, 2026 and Mr. Ilany first becoming eligible for comparable coverage with a subsequent employer or otherwise ceasing to be eligible for COBRA coverage.

Randy Maultsby — President

Under Mr. Maultsby’s Executive Employment Agreement dated as of July 14, 2021, Mr. Maultsby receives an annual base salary ($600,000 for 2025) and a discretionary annual cash bonus in an amount set by the CNG Committee. Mr. Maultsby is also eligible to participate in any stock option, restricted stock, equity compensation or other long-term incentive plan of Tiptree pursuant to the terms and conditions of such plan then in effect.

Scott McKinney — Chief Financial Officer

Under Mr. McKinney’s Executive Employment Agreement dated as of October 14, 2022, Mr. McKinney receives an annual base salary ($500,000 for 2025) and a discretionary annual cash bonus in an amount set by the CNG Committee. Mr. McKinney is also eligible to participate in any stock option, restricted stock, equity compensation or other long-term incentive plan of Tiptree pursuant to the terms and conditions of such plan then in effect.

Neil Rifkind — Former Vice President, General Counsel and Secretary

Mr. Rifkind separated from the Company effective December 5, 2025. Please see “Potential Payments to Named Executive Officers Upon Termination or Change in Control — Neil Rifkind” for more information.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding stock options (both exercisable and unexerciseable), unvested RSUs and unvested PRSUs held by our NEOs as of December 31, 2025. The unearned PRSUs granted in 2021 (the “2021 PRSUs”) will vest upon Tiptree achieving each of three remaining Tiptree share price target milestones ranging from $30 to $60 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant and the unearned PRSUs granted in 2024 (the “2024 PRSUs”) will vest upon Tiptree achieving a $70 Tiptree share price target (adjusted for dividends paid) prior to the tenth anniversary of the date of grant. Any of the unvested 2021 PRSUs shall expire on August 4, 2031 and any of the unvested 2024 PRSUs shall expire on January 1, 2034.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares that have not vested (#)(4)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested ($)(4)
	2/26/2018	93,332	—	$5.85	2/26/2028				1,750,000	$8,906,480
Michael G. Barnes	2/26/2019	90,326	—	$6.26	2/26/2029
	2/20/2020	170,111	—	$7.25	2/20/2030
	2/26/2018	149,331	—	$5.85	2/26/2028				1,750,000	$8,906,480
Jonathan Ilany	2/26/2019	135,489	—	$6.26	2/26/2029
	2/20/2020	255,166	—	$7.25	2/20/2030
Randy Maultsby		—	—	$-	—	—		$—	583,333	$2,968,823
Scott McKinney		—	—	$-	—	15,110	(5)	$276,059	437,500	$2,226,620
Neil C. Rifkind		—	—	$-	—	68,702	(6)	$1,255,185	—	$—

(1)
All outstanding and unexercised stock options have met their performance-based vesting requirements and time-based vesting requirements.
(2)
Based on the common stock closing price on the date such options are granted.
(3)
Based on the common stock closing price of $18.27 on December 31, 2025 (the last trading day of the year).
(4)
Consists of the remaining unvested 2021 PRSUs and the 2024 PRSUs that vest upon Tiptree satisfying the relevant Tiptree share price target milestones in accordance with the terms of the respective PRSUs. The fair value of the PRSUs was estimated on the date of grant using a Black-Scholes-Merton option pricing formula embedded within a Monte Carlo model used to simulate the future stock prices of Tiptree, which assumes that the market requirement is achieved. For more detail, including the underlying valuation assumptions for PRSUs and stock option awards, please see Note 10, Stock Based Compensation, to our consolidated financial statements in our 2025 Annual Report on Form 10-K.
(5)
Mr. McKinney’s 15,110 unvested RSUs were granted to him on February 22, 2023 and cliff vested on February 20, 2026.
(6)
Mr. Rifkind’s 68,702 unvested RSUs consist of (a) 22,664 RSUs granted to him on February 22, 2023, which cliff vested on February 20, 2026, (b) 23,792 RSUs granted to him on February 27, 2024, which will cliff vest on February 20, 2027, and (c) 22,246 RSUs granted to him on February 25, 2025, which will cliff vest on February 28, 2028. Pursuant to the Separation Agreement, Mr. Rifkind ceased to be our General Counsel and Secretary on December 5, 2025 but his unvested RSUs remain eligible for RSU Vesting (defined below).

Option Exercises and Stock Vested

The following table sets forth information with respect to our NEOs regarding common stock acquired pursuant to stock option exercises and the vesting of RSUs in 2025 on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael G. Barnes(2)	163,158	$3,123,087	-	$—
Jonathan Ilany(3)	501,897	$8,651,077	-	$—
Randy Maultsby	-	$—	-	$—
Scott McKinney(4)	-	$—	15,736	$304,020
Neil C. Rifkind(4)(5)	-	$—	26,750	$516,810

(1)
Value realized on exercise is calculated by multiplying the options exercised by the difference between the price of our common stock at the time of exercise and the exercise (strike) price.
(2)
On September 12, 2025, Mr. Barnes exercised cashless an aggregate of 163,158 options to purchase common stock, which were granted on January 4, 2016, March 10, 2016 and February 22, 2017, with exercise strike prices at $5.67, $5.87 and $6.65, respectively, all at the exercise price of $25.49, receiving a net of 122,520 shares.
(3)
On September 2, 2025, Mr. Ilany exercised cashless an aggregate of 150,742 options to purchase common stock, which were granted on January 4, 2016 and March 10, 2016, with exercise strike prices of $5.67 and $5.87, respectively, all at the exercise price of $23.36 receiving a net of 60,908 shares; and on September 15, 2025 exercised cashless 351,155 options to purchase common stock, which were granted on February 22, 2017, with an exercise strike price of $6.65, at the exercise price of $23.70, receiving a net amount of 127,837 shares. On December 31, 2025, Mr. Ilany ceased to be our Chief Executive Officer.
(4)
Represents RSUs which vested on February 20, 2025 with a closing stock price of $19.32 on the vesting date.
(5)
Mr. Rifkind ceased to be our General Counsel and Secretary effective December 5, 2025.

Potential Payments to Named Executive Officers Upon Termination or Change in Control

The employment agreements provide for severance payments if the employment of an NEO is terminated by the Company without “cause” (as defined in the respective employment agreement) or due to disability or death, or by such NEO for “good reason” (as defined in the respective employment agreement). Upon such a termination, then, subject to the execution of a general release, each NEO will be entitled to receive (i) a lump sum severance payment in an amount equal to (A) in the case of Mr. Barnes, (I) two times base salary and (II) the average of the annual bonuses paid to the executive with respect to the two calendar years immediately preceding the year that termination occurs, multiplied by one plus a fraction, the numerator of which is the number of full months of employment the executive completed in the year in which termination occurs and the denominator of which is twelve and (B), in the case of Messrs. Maultsby, McKinney and Rifkind (terminated December 5, 2025), one times base salary and the prior year’s annual bonus, provided that in the case of a termination of employment due to an executive’s death or disability, any severance pay will be reduced by amounts payable to an executive, or his or her estate, under an employer sponsored plan; (ii) any earned but unpaid annual bonus with respect to any performance period that ends in the calendar year prior to the calendar year in which termination occurs, payable solely in cash; (iii) full vesting with respect to the time-based vesting condition (immediately in the case of death, disability, termination without cause or termination for good reason) of any then outstanding unvested equity awards and awards subject to performance-based vesting conditions remain outstanding for their term and eligible to vest on achievement of the performance requirement; and (iv) payment of the cost of COBRA premiums above the active employee rate through the earlier of 18 months following termination and the date the executive becomes eligible for comparable coverage with a subsequent employer.

We do not have severance arrangements with our NEOs in connection with a change of control. However, upon the occurrence of a change of control, RSU awards granted to the NEOs are accelerated and the time-vesting requirement of the stock options granted to our NEOs is waived (since the stock options have all met their performance requirement, upon a change of control, they will all become immediately exercisable).

As used in our award agreements, the term “retirement” means the participant is at least 55 years old and satisfies the “Rule of 65” which means that the sum of the participant’s age and years of combined and continuous service with the Company equals at least sixty-five (65). For purposes of determining the Rule of 65, only full years of service with the Company shall count as years of combined and continuous service. Mr. Barnes is the only currently employed NEO who qualifies for retirement.

Michael Barnes

•
If Mr. Barnes’s employment was terminated by the Company without cause or due to his death or disability (or he terminated employment for good reason) as of December 31, 2025, he would have been entitled to receive a total severance of $8,051,620, which represents two times his base salary and the average of his annual bonus for the past two calendar years multiplied by two.
•
If Mr. Barnes’s employment was terminated by the Company without cause or due to his death, disability, or retirement, or upon a change of control of the Company, all of Mr. Barnes’s stock options will be exercisable, given their performance requirements have been achieved.
•
With respect to Mr. Barnes’s 1,750,000 unvested PRSUs as of December 31, 2025:

o
If Mr. Barnes’s employment was terminated by the Company without cause, or due to his death or disability, or as a result of his retirement after (a) August 4, 2024 with respect to the 2021 PRSUs, then his 1,200,000 unvested 2021 PRSUs will remain outstanding and be eligible to vest upon Tiptree satisfying the relevant Tiptree share price target milestones in accordance with the terms of the 2021 PRSUs; and (b) January 1, 2027 with respect to the 2024 PRSUs, then his 550,000 unvested 2024 PRSUs will remain outstanding and be eligible to vest upon Tiptree satisfying the relevant Tiptree share price target milestones in accordance with the terms of the 2024 PRSUs.

o
Upon a change of control, only those PRSUs that satisfy the relevant Tiptree share price target milestones from such a change of control transaction will vest, with all other PRSUs becoming forfeited unless otherwise assumed in such a change of control transaction.

Randy Maultsby

•
If Mr. Maultsby’s employment was terminated by the Company without cause or due to his death or disability (or he terminated employment for good reason) as of December 31, 2025, he would have been entitled to receive a total severance of $2,350,000, which represents his base salary and incentive compensation for services performed in 2025.
•
With respect to Mr. Maultsby’s 583,333 unvested PRSUs as of December 31, 2025:
o
If Mr. Maultsby’s employment was terminated by the Company without cause, or due to his death or disability, then such unvested PRSUs shall remain outstanding and be eligible to vest upon Tiptree satisfying the relevant Tiptree share price target milestones in accordance with the terms of the PRSUs.
o
Upon a change of control, only those PRSUs that satisfy the relevant Tiptree share price target milestones from such a change of control transaction will vest, with all other PRSUs becoming forfeited unless otherwise assumed in such a change of control transaction.

Scott McKinney

•
If Mr. McKinney’s employment was terminated by the Company without cause or due to his death or disability (or he terminated employment for good reason) as of December 31, 2025, he would have been entitled to receive a total severance of $1,750,000, which represents his base salary and incentive compensation for services performed in 2025.
•
If Mr. McKinney’s employment was terminated by the Company due to his death or disability, then his 15,110 unvested RSUs as of December 31, 2025, with a market value of $276,059 based on the Company’s closing stock price of $18.27 as of December 31, 2025 would vest immediately upon termination.
•
If Mr. McKinney’s employment was terminated by the Company without cause, then his 15,110 unvested RSUs as of December 31, 2025 would remain outstanding and vest in accordance with their vesting schedule (the “RSU Vesting”).
•
Upon a change of control, Mr. McKinney’s 15,110 unvested RSUs as of December 31, 2025, with a market value of $276,059 based on the Company’s closing stock price of $18.27 as of December 31, 2025, would become fully vested.
•
With respect to McKinney’s 437,500 unvested PRSUs as of December 31, 2025:
o
If Mr. McKinney’s employment was terminated by the Company without cause, or due to his death or disability, then such unvested PRSUs will remain outstanding and be eligible to vest upon Tiptree satisfying the relevant Tiptree share price target milestones in accordance with the terms of the PRSUs.
o
Upon a change of control, only those PRSUs that satisfy the relevant Tiptree share price target milestones from such a change of control transaction will vest, with all other PRSUs becoming forfeited unless otherwise assumed in such a change of control transaction.

Neil Rifkind

•
Mr. Rifkind’s employment was terminated by the Company without cause effective December 5, 2025 and he received a cash severance of $1,600,000. His 68,702 unvested RSUs remain outstanding and remain eligible for RSU Vesting.

Equity Compensation

The CNG Committee, may, from time to time, grant equity awards pursuant to our equity plans that are designed to align the interests of our executive officers with those of our stockholders, by allowing our executive officers to share in the creation of value for our stockholders through stock appreciation and dividends. The equity awards granted to our executive officers are designed to promote the retention of management and to achieve strong performance for our Company. These awards further provide flexibility to us in our ability to attract, motivate and retain talented individuals.

Set forth below is certain information, as of December 31, 2025, regarding equity compensation granted in 2025 that has been approved by stockholders. For additional information, please see Note 10 — Stock Based Compensation, to the consolidated financial statements contained in Tiptree’s 2025 10-K.

Equity compensation plans approved by stockholders	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price		Number of securities remaining available for issuance under plan
2017 equity plan	907,237	(a)	$6.62	(b)	460,943

(a)
Consists of the common stock that may be issued upon outstanding stock options that became exercisable as of December 31, 2025, based on the Company meeting performance metrics pursuant to the terms of such stock options.
(b)
This weighted-average exercise price relates only to the stock options described in footnote (a).

Principal Executive Officer Pay Ratio

Set forth below is a reasonable estimate of the ratio of annual total compensation of the Company’s principal executive officer (“PEO”) to the median of the annual total compensation of all employees, other than the PEO. For 2025, the Company viewed Mr. Barnes, its Executive Chairman, and Mr. Ilany, its Chief Executive Officer (until December 31, 2025), collectively as the Company’s PEO.

In 2025, we identified the median employee (such person, the “Median Employee”) by using as our consistently applied compensation measure, 2025 gross earnings, as reported on Form W-2 (“W-2 gross earnings”), for all individuals who were employed by the Company and its subsidiaries on December 31, 2025, other than our principal executive officers. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we did not annualize the compensation of any full-time employee who was employed for less than the full 2025 calendar year. We believe that the use of W-2 gross earnings is an appropriate measure by which to determine the Median Employee because it accurately represents annual compensation earned by our employees.

Messrs. Barnes and Ilany had 2025 annual total compensation of $8,215,284 and $10,278,460, respectively, as reflected in the Summary Compensation Table included in this Proxy Statement under “Executive Compensation— Summary Compensation”. Using the same methodology used to calculate Messrs. Barnes and Ilany’s 2025 total compensation in the Summary Compensation Table, our Median Employee’s total compensation for 2025 was $77,084. As a result, we estimate that Messrs. Barnes’s and Ilany’s 2025 annual total compensation was approximately 107 times and 133 times, respectively, that of our Median Employee.

Because the SEC rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on the employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio for the Company.

Pay Versus Performance

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid (as defined by SEC rules) and certain financial performance of the company. The CNG Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions for any of the years presented. For further information about how we align executive compensation with the company’s performance, see “Compensation Discussion and Analysis” above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs, including with respect to stock options, RSUs and PRSUs.

					Average Summary	Average	Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for PEO(1)		Compensation Actually Paid to PEO(1)		Compensation Table Total	Compensation Actually Paid	Total	Peer Group Total	Net Income	Adjusted
Year	Michael Barnes	Jonathan Ilany	Michael Barnes	Jonathan Ilany	for Non-PEO NEOs(2)	to Non-PEO NEOs(2)	Shareholder Return	Shareholder Return(3)	(Loss) (in thousands)	EBITDA(4) (in thousands)
2025	$8,215,284	$10,278,460	$1,874,284	$3,937,460	$2,262,426	$1,022,273	88.58	115.02	$34,927	$146,048
2024	$6,934,324	$8,993,520	$10,195,834	$12,545,836	$3,093,450	$3,773,482	112.74	130.56	$53,367	$153,983
2023	$5,444,695	$5,525,564	$13,016,815	$12,706,949	$1,851,668	$2,957,362	138.79	112.15	$13,951	$112,379
2022	$4,290,649	$4,377,873	$5,187,027	$5,229,666	$2,245,129	$2,337,587	101.39	89.47	$(8,274)	$81,124
2021	$8,877,686	$9,168,916	$20,046,694	$15,143,999	$1,760,133	$2,781,169	279.68	135.04	$38,132	$100,776

(1)
Prior to 2026, the Company considered the Executive Chairman and the Chief Executive Officer, as the Company’s Principal Executive Officer and therefore are presenting information for both Messrs. Barnes and Ilany separately for each of 2021 through 2025. Mr. Ilany ceased to be CEO effective December 31, 2025.
(2)
The Non-PEO NEOs in 2025 and 2024 consisted of Messrs. Maultsby, McKinney and Rifkind. Mr. Rifkind ceased to be a NEO effective December 5, 2025. The Non-PEO NEOs in 2023 consisted of Ms. Bell (until her retirement as our CFO on March 31, 2023) and Messrs. Maultsby, McKinney and Rifkind. In 2022 and 2021, the Non-PEO NEOs consisted of Ms. Bell and Messrs. Maultsby and Rifkind.
(3)
The Company used the same peer group, the Standard and Poor’s Select Sector Financial Services Index, as it used in the Stock Performance Graph for purposes of Item 201(e) of Regulation S-K.
(4)
We have identified Adjusted EBITDA as our company selected measure as we believe it represents the most important financial performance measures used to link compensation actually paid to our NEOs to company performance. For a reconciliation to Adjusted EBITDA from GAAP financials, see “Annex B: Non-GAAP Measures.”

The additional tables below set forth each of the amounts required by SEC rules to be deducted from and added to the amount of total compensation as reflected in the Summary Compensation Table, to calculate compensation actually paid. The valuation assumptions used to calculate the fair values of stock options, RSUs and PRSUs did not materially differ from those used in our disclosures of fair value as of the grant date.

Name	Year	Reported Summary Compensation Table Total for PEO	Minus: Reported Summary Compensation Table Value of Equity Awards	Plus: Equity Award Adjustments (1)	Compensation Actually Paid to PEO
	2025	$8,215,284	$(1,317,818)	$(5,023,182)	$1,874,284
	2024	$6,934,324	$(5,753,000)	$9,014,510	$10,195,834
Michael Barnes	2023	$5,444,695	$—	$7,572,120	$13,016,815
	2022	$4,290,649	$—	$896,378	$5,187,027
	2021	$8,877,686	$(4,192,400)	$15,361,408	$20,046,694
	2025	$10,278,460	$(3,289,029)	$(3,051,971)	$3,937,460
	2024	$8,993,520	$(5,753,000)	$9,305,315	$12,545,836
Jonathan Ilany	2023	$5,525,564	$—	$7,181,385	$12,706,949
	2022	$4,377,873	$—	$851,793	$5,229,666
	2021	$9,168,916	$(4,192,400)	$10,167,483	$15,143,999

(1)
This table shows the equity award adjustments for the relevant year.

Name	Year	Year End Fair Value of Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Awards	Fair Value as of Vesting Date of Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards That Have Been Forfeited During Year	Fair Value of Dividends Paid in Year Not Included in Total Compensation	Total Equity Award Adjustments
	2025	$—	$(6,341,000)	$1,317,818	$—	$—	$—	$(5,023,182)
	2024	$6,391,000	$2,220,930	$—	$402,581	$—	$—	$9,014,510
Michael	2023	$—	$7,306,360	$—	$265,760	$—	$—	$7,572,120
Barnes	2022	$—	$939,966	$—	$(57,196)	$—	$13,609	$896,378
	2021	$9,244,920	$2,626,087	$1,512,000	$1,957,566	$—	$20,835	$15,361,408
	2025	$—	$(6,341,000)	$3,289,029	$—	$—	$—	$(3,051,971)
	2024	$6,391,000	$2,220,930	$—	$693,386	$—	$—	$9,305,315
Jonathan	2023	$—	$7,181,385	$—	$—	$—	$—	$7,181,385
Ilany	2022	$—	$831,380	$—	$—	$—	$20,413	$851,793
	2021	$9,244,920	$—	$1,512,000	$(620,689)	$—	$31,252	$10,167,483

Year	Reported Average Summary Compensation Table Total for Non-PEO NEOs	Minus: Reported Average Summary Compensation Table Value of Equity Awards	Plus: Average Equity Award Adjustments (1)	Average Compensation Actually Paid to Non- PEO NEOs
2025	$2,262,426	$(160,690)	$(1,079,463)	$1,022,273
2024	$3,093,450	$(1,259,407)	$1,939,439	$3,773,482
2023	$1,851,668	$(157,706)	$1,263,400	$2,957,362
2022	$2,245,129	$(234,152)	$326,610	$2,337,587
2021	$1,760,133	$(465,822)	$1,486,858	$2,781,169

(1)
This table shows the equity award adjustments for the relevant year.

Year	Average Year End Fair Value of Awards Granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Awards	Average Fair Value as of Vesting Date of Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards That Have Been Forfeited During Year	Average Fair Value of Dividends Paid in Year Not Included in Total Compensation	Total Average Equity Award Adjustments
2025	$—	$(1,246,017)	$160,690	$(8,078)	$—	$13,942	$(1,079,463)
2024	$1,242,693	$451,383	$140,769	$96,270	$—	$8,324	$1,939,439
2023	$71,621	$1,067,428	$94,622	$24,378	$—	$5,351	$1,263,400
2022	$246,813	$92,478	$—	$(18,875)	$—	$6,193	$326,610
2021	$1,027,214	$281,042	$167,998	$3,759	$—	$6,844	$1,486,858

The following charts are intended to depict the relationship between (i) the compensation actually paid to our PEO EC (our Executive Chairman) and our PEO CEO (our CEO), as well as the average compensation actually paid to the other NEOs, and each of total shareholder return, net income, and Adjusted EBITDA.

Key Performance Metrics Table

Most Important Company Performance Measures for Linking Compensation Actually Paid to Company Performance (For PEO & Other NEOs)
• Adjusted EBITDA

Other than Adjusted EBITDA, no other financial performance measure was used to link compensation actually paid to the NEOs to performance for the most recent fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners of More Than 5% of Common Stock and Directors and Named Executive Officers

The following table sets forth the beneficial ownership of our common stock, as of March 9, 2026, for: (1) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock; (2) each of our directors and nominees for director; (3) each of our NEOs; and (4) our directors, nominees for director and current executive officers as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

In accordance with SEC rules, each listed person’s beneficial ownership includes:

•
all shares the investor actually owns beneficially or of record;
•
all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•
all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days).

Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Unless otherwise indicated, the business address for each beneficial owner listed below is c/o Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830.

Name	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock
Greater than 5% Stockholders
Michael G. Barnes(1)	10,439,197	27.31%
Arif Inayatullah(2)	3,392,420	8.96%
Dimensional Fund Advisors LP(3)	2,175,071	5.74%
Veradace Capital Management LLC(4)	1,910,770	5.00%
BlackRock, Inc.(5)	1,835,338	4.85%

Directors, Director Nominees, and Officers
Michael G. Barnes(1)	10,439,197	27.31%
Paul M. Friedman	122,398	*
Lesley Goldwasser	114,410	*
Jonathan Ilany(6)	1,006,749	2.62%
Dominique Mielle	70,712	*
Bradley E. Smith(7)	167,326	*
Randy Maultsby(8)	47,244	*
Scott McKinney(9)	100,107	*
Neil C. Rifkind(10)	17,690	*
All Directors and Executive Officers as a Group (9 Persons)

*	The percentage of shares beneficially owned does not exceed one percent of the total shares of our common stock outstanding.
(1)
Mr. Barnes is deemed to beneficially own 10,439,197 shares of common stock consisting of 10,085,428 shares of common stock and 353,769 shares of common stock issuable upon exercise of vested stock options that Mr. Barnes owns directly. Excludes (a) the remaining 1,200,000 PRSUs granted on August 4, 2021 (“2021 PRSUs”), subject to vesting upon Tiptree achieving each of three Tiptree share price target milestones, based on the average of the thirty (30) trading day closing stock price, ranging from $30 to $60 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant and (b) 550,000 PRSUs granted on January 1, 2024 (“2024 PRSUs”), subject to vesting upon Tiptree achieving a Tiptree share price target milestone, based on the average of the thirty (30) trading day closing stock price of $70 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant, in each case, subject to Mr. Barnes’s continued employment with Tiptree. Any unvested 2021 PRSUs shall expire on August 4, 2031. Any unvested 2024 PRSUs shall expire on January 1, 2034.
(2)
Based on the Schedule 13D filed on September 30, 2025, reporting common stock held on September 26, 2025. The mailing address for this reporting person is c/o Tiptree Inc. 660 Steamboat Road, 2nd Fl. Greenwich, CT 06830.
(3)
Based on the Schedule 13G/A filed on October 9, 2025, reporting common stock held on September 30, 2025. The mailing address for this reporting person is 6300 Bee Cave Road, Austin, Texas 78746.
(4)
Based on the Schedule 13D/A filed November 17, 2025, reporting common stock held on November 17, 2025. The mailing address for this reporting person is 3889 Maple Avenue, Suite 220, Dallas, Texas 75219.
(5)
Based on the Schedule 13G/A filed on April 25, 2025, based on common stock held on March 31, 2025. The mailing address for this reporting person is 50 Hudson Yards, New York, NY 10001.
(6)
Mr. Ilany is deemed to beneficially own 1,006,749 shares of common stock consisting of 274,742 shares of common stock Mr. Ilany owns directly, 192,021 shares of common stock Mr. Ilany owns indirectly and 539,986 shares of common stock issuable upon exercise of vested stock options that Mr. Ilany owns directly. Excludes an aggregate of 1,552,717 shares of common stock held at various estate planning vehicles for the benefit of Mr. Ilany’s family. Mr. Ilany has no control over nor pecuniary interest in any of these estate planning vehicles. Also excludes (a) the remaining 1,200,000 PRSUs granted on August 4, 2021 (“2021 PRSUs”), subject to vesting upon Tiptree achieving each of three Tiptree share price target milestones, based on the average of the thirty (30) trading day closing stock price, ranging from $30 to $60 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant and (b) 550,000 PRSUs granted on January 1, 2024 (“2024 PRSUs”) subject to vesting upon Tiptree achieving a Tiptree share price target milestone, based on the average of the thirty (30) trading day closing stock price of $70 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant. Any unvested 2021 PRSUs shall expire on August 4, 2031. Any unvested 2024 PRSUs shall expire on January 1, 2034. Mr. Ilany ceased to be a NEO effective December 31, 2025.
(7)
Includes 63,738 shares of common stock owned by Kahala Capital Advisors LLC (“Kahala”). Mr. Smith is a principal of Kahala.
(8)
Excludes (a) the remaining 400,000 PRSUs granted on August 4, 2021 (“2021 PRSUs”), subject to vesting upon Tiptree achieving each of three Tiptree share price target milestones, based on the average of the thirty (30) trading day closing stock price, ranging from $30 to $60 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant, and (b) 183,333 PRSUs granted on January 1, 2024 (“2024 PRSUs”), subject to vesting upon Tiptree achieving a Tiptree share price target milestone, based on the average of the thirty (30) trading day closing stock price of $70 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant, in each case, subject to Mr. Maultsby’s continued employment with Tiptree. Any unvested 2021 PRSUs shall expire on August 4, 2031. Any unvested 2024 PRSUs shall expire on January 1, 2034.
(9)
Excludes (a) the remaining 300,000 PRSUs granted on October 14, 2022 (“2022 PRSUs”), subject to vesting upon Tiptree achieving each of three Tiptree share price target milestones, based on the average of the thirty (30) trading day closing stock price, ranging from $30 to $60 (adjusted for dividends paid) and (b) 137,500 PRSUs granted on January 1, 2024 (“2024 PRSUs”), subject to vesting upon Tiptree achieving a Tiptree share price target milestone, based on the average of the thirty (30) trading day closing stock price of $70 (adjusted for dividends paid) prior to the tenth anniversary of the date of grant. Any unvested 2022 PRSUs shall expire on August 4, 2031. Any unvested 2024 PRSUs shall expire on January 1, 2034. All of (a) - (b) above are subject to Mr. McKinney’s continued employment with Tiptree.
(10)
Excludes (a) 23,792 RSUs, which will cliff vest on February 20, 2027, and (b) 22,246 RSUs, which will cliff vest on February 28, 2028. Mr. Rifkind ceased to be an NEO effective December 5, 2025. The information presented for Mr. Rifkind is effective as of December 5, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

Pursuant to the Related Person Transaction Policy set forth in the Charter of the Audit Committee of the Board of Directors, all related party transactions (generally, transactions involving amounts exceeding $120,000 in which a related party (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or more of our outstanding stock) had or will have a direct or indirect material interest) shall be subject to pre-approval or ratification by the Audit Committee in accordance with the following procedures. No related party transaction shall be approved or ratified if such transaction is contrary to our best interests.

Each party to a potential related party transaction is responsible for notifying our Chief Compliance Officer (or such other person as the Audit Committee may require) of the potential related person transaction in which such person or any immediate family member of such person may be directly or indirectly involved as soon as he or she becomes aware of such transaction. Except in circumstances where such transaction is expected to qualify as an ordinary course transaction (generally: (i) transactions that occur between the Company or any of its subsidiaries and an entity for which any related person serves as an executive officer, partner, principal, member or any similar executive or governing capacity; (ii) an ordinary course transaction in which such related person has an economic interest that does not afford such related person control over such entity on terms and conditions no less favorable to the Company; or (iii) immaterial relationships and transactions in the Instructions to Item 404(a) of Regulation S-K of the Securities Act), such notification should be made prior to the time that the transaction is entered into and such notice shall provide the Chief Compliance Officer (or such other person) a reasonable opportunity, under the circumstances, for the required review of such transaction to be conducted before execution. Our Chief Compliance Officer (or such other person) will determine whether the transaction should be submitted to the Audit Committee for consideration. Unless the Audit Committee otherwise determines after having been notified, any proposed transaction directly between the Company and any related party transaction should be reviewed and approved by the Audit Committee prior to the time that such transaction is entered into.

While our Chief Compliance Officer (or other person) should be notified of any related party transaction that is expected to qualify as an ordinary course transaction, ordinary course transactions shall not be related person transactions and do not require Audit Committee approval under our Related Person Transactions Policy. Our Chief Compliance Officer (or such other person) shall be responsible for making the initial determination as to whether any transaction appears to be within the scope required to be disclosed pursuant to Item 404(a) of Regulation S-K or whether such transaction is, in fact, an ordinary course transaction and must take all reasonable steps to ensure that all related party transactions or any series of similar transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K are presented to the Audit Committee for pre-approval or ratification, if required under the Charter of the Audit Committee, at such Committee’s next regularly scheduled meeting, or by consent in lieu of a meeting if deemed appropriate.

The Audit Committee shall review and assess the adequacy of our related party transaction policy and procedures annually and adopt any changes it deems necessary. Annually, each of our executive officers and directors shall acknowledge their familiarity and compliance with our Related Person Transaction Policy.

Transactions with Related Persons

Tiptree Advisors

On February 15, 2019, the Company and Tiptree Advisors Holdings, L.P. (f/k/a Corvid Peak Holdings, L.P.), Tiptree Advisors, LLC, Tiptree Advisors Holdings GP, LLC, Tiptree Advisors Holdings and Tiptree Advisors GP Holdings LLC (collectively, “Tiptree Advisors”) entered into a Strategic Combination Agreement and Amended and Restated Transition Services Agreement (“TSA”). Tiptree Advisors is a related party of the Company because Tiptree Advisors is deemed to be controlled by Michael Barnes, the Company’s Chairman and Chief Executive Officer. Tiptree agreed to invest $75 million to seed new investment funds to be managed by Tiptree Advisors, which amount was invested as of February 2020 in exchange for management control of and a profit participation in Tiptree Advisors. Beginning in May 2021, Tiptree Advisors began managing certain investment portfolio accounts of Tiptree’s insurance subsidiaries under an investment advisory agreement. We made payments of approximately $15.9 million in management fees and incentive fees to Tiptree Advisors for the year ended December 31, 2025 pursuant to these arrangements.

No consideration was paid for the acquisition of control by Tiptree. As of January 1, 2025, Tiptree’s economic interest in certain profit shares interests in Tiptree Advisors is 52%. During the five-year period, beginning on January 1, 2026, Tiptree has the right to acquire the remaining economic interests in Tiptree Advisors that are held by Mr. Barnes, based upon a fair value-based formula. During the four-year period, beginning on January 1, 2027, Mr. Barnes has the reciprocal right to put his remaining economic interests in Tiptree Advisors to Tiptree using the same formula. Mr. Barnes has customary minority approval rights over specified actions at Tiptree Advisors while a Tiptree Advisors equity owner. Tiptree and Tiptree Advisors have agreed to provide each other with certain support services on an arms’-length basis, pursuant to the TSA. At the present time, the services consist primarily of Tiptree providing to Tiptree Advisors office space, legal and compliance services, insurance coverage, and certain finance, accounting and tax services. As of December 31, 2025, approximately $728,847 of payments from Tiptree Advisors to Tiptree under the TSA were outstanding.

Partner Emeritus Agreement

On December 20, 2019, the Company and Arif Inayatullah, a significant shareholder of the Company, entered into a partner emeritus agreement (the “Emeritus Agreement”). Under the Emeritus Agreement, Mr. Inayatullah agrees to provide advice and other consulting services as requested by the Company. For these services, Mr. Inayatullah receives from the Company healthcare and other benefits consistent with that of the Company’s employees. Mr. Inayatullah will not receive any cash compensation under the Emeritus Agreement. As of December 31, 2025, Tiptree has not accrued more than $120,000 of expenses attributable to providing such benefits under the Emeritus Agreement.

The Emeritus Agreement was terminated effective December 31, 2025.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting process on behalf of our Board of Directors, in accordance with the Audit Committee charter. Management has the primary responsibility for the preparation and presentation and integrity of our financial statements and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2025 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with our independent auditors, who are responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the independent auditor under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards and requirements of the SEC. In addition, the Audit Committee has received from our independent auditors written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, their independence from the Company and its management. In concluding that the independent auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent auditors were compatible with its independence.

Our Audit Committee discussed with our independent auditors the overall scope and plans for their audit. Our Audit Committee met with our independent auditors, with and without management present, to discuss the results of their examinations, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the 2025 10-K filed with the SEC.

In addition, the Audit Committee is involved in the selection of the lead audit partner and ensures that the lead partner’s engagement is limited to no more than five consecutive years of service (in accordance with SEC rules).

Submitted by the Audit Committee

Paul M. Friedman (Chairman)
Lesley Goldwasser
Dominique Mielle
Bradley E. Smith

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act or Exchange Act.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. We may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.

Under the Exchange Act, if a stockholder wants to include a proposal for consideration in our proxy statement and on proxy card with respect to our 2027 Annual Meeting of stockholders, the proposal must be received in writing at Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary, no later than 5:00 p.m., Eastern Time, on November 16, 2026. Such proposals must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”) and our Bylaws.

Proposals to be Offered at an Annual Meeting.

Article II, Section 10 of our Bylaws provides certain procedures that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting if such matter is not intended to be considered for inclusion in our proxy statement pursuant to Rule 14a-8. These procedures provide that such nominations for director nominees and/or items of business must be submitted in writing to the Secretary of the Company at Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary and must be received by the Secretary no earlier than October 17, 2026 and no later than 5:00 p.m., Eastern Time, on November 16, 2026. Additionally, any stockholder that intends to solicit proxies in support of a director nominee other than our Board's nominees also must comply with Rule 14a-19 under the Exchange Act.

If the 2027 Annual Meeting is not within 30 days before or after the anniversary of this year’s Annual Meeting, we must receive notice no earlier than the 150th day prior to such meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such meeting or the tenth (10th) day following the public announcement of the meeting date. If a stockholder does not meet these deadlines, or does not satisfy the requirements of Rule 14a-8, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the Annual Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time in writing to Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary or by calling our corporate number at (212) 446-1400.

Upon request, we will promptly deliver a separate copy of this proxy statement, the Annual Report and any other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. Stockholders may request a separate copy of this proxy statement, the Annual Report or any other proxy materials by writing to Tiptree Inc., 660 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830, Attn: Secretary or by calling our corporate number at (212) 446-1400. In addition, if you are receiving multiple copies of this proxy statement, Annual Report or other proxy materials, you can request householding by contacting our Secretary in the same manner.

OTHER MATTERS

Our Board of Directors does not know of any matters other than those described in this proxy statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Directors

/s/ Siew Kwok
Siew Kwok
Tiptree Inc.
General Counsel, Chief Compliance Officer and Secretary

Greenwich, Connecticut

March 16, 2026

ANNEX A

Amendment No. 2 to Tiptree Inc.

2017 Omnibus Incentive Plan

RECITALS

WHEREAS, the Company has previously adopted, and the Company’s stockholders have previously approved, the Tiptree Inc. 2017 Omnibus Incentive Plan, as amended by Amendment No. 1, effective as of June 7, 2022 (the “Plan”);

WHEREAS, pursuant to Section 12.1 of the Plan, the Board has the authority to amend the Plan to increase the maximum aggregate number of shares of Common Stock available for issuance in satisfaction of Awards thereunder (the “Share Limit”) and to extend the expiration date of the Plan, subject to approval of the Company’s stockholders (together, the “Amendment”);

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan to increase the Share Limit under the Plan and to extend the expiration date of the Plan as set forth herein; and

WHEREAS, this Amendment shall become effective upon the approval of this Amendment by the Company’s stockholders (the date of such approval, the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

AMENDMENT

1.
The first sentence of Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:

“Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 14,100,000 Shares shall be authorized for issuance in satisfaction of Awards under the Plan.”

2.
The third sentence of Section 13.16 of the Plan is hereby deleted and replaced in its entirety with the following:

“Awards may be granted under the Plan at any time and from time to time on or prior to the twentieth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan.”

3.
This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

4.
Except as expressly provided herein, all terms and conditions of the Plan shall continue in full force and effect.

ANNEX B: NON-GAAP MEASURES

Non-GAAP Financial Measures — Adjusted EBITDA

The CNG Committee uses Adjusted EBITDA as the target to determine incentive compensation for the Company’s executive officers and as its pay for performance measure. Adjusted EBITDA is defined as GAAP net income plus corporate interest expense (excluding interest expense associated with corporate debt at the holding company level), plus income taxes, plus depreciation and amortization expense, plus non-cash fair value adjustments including changes in the fair value of the Additional Fortegra Warrant liability (excluding in 2025), plus significant non-recurring expenses consisting of acquisition, start-up and disposition costs, including debt extinguishment, legal, taxes, banker fees and other costs (excluding in 2025), and plus unrealized gains (losses) on available for sale securities, the pre-tax gain recorded directly to stockholders’ equity related to the 2022 Warburg transaction and changes in unrealized currency translation adjustments reported in other comprehensive income.

For the years ended December 31, 2025, 2024 and 2023, Adjusted EBITDA reflects the sum of Adjusted EBITDA from continuing operations and Adjusted EBITDA from discontinued operations. The CNG Committee believes Adjusted EBITDA reflects a total return of the Company’s income from business operations, investment activity and capital allocation to assets.

($ in thousands)	For the Year Ended December 31,
	2025	2024	2023
Net income (loss) attributable to common stockholders	$34,927	$53,367	$13,951
Add: net (loss) income attributable to non-controlling interests	—	—	9
Less: net income from discontinued operations	(73,838)	(85,712)	(52,692)
Income (loss) from continuing operations	$(38,911)	$(32,345)	$(38,732)
Consolidated income tax expense (benefit)	(5,691)	(6,217)	(4,747)
Consolidated depreciation and amortization	1,448	1,451	1,425
Adjusted EBITDA from continuing operations	$(43,154)	$(37,111)	$(42,054)

	2025	2024	2023
Net income (loss) from discontinued operations	$73,838	$85,712	$52,692
Add: net (loss) income attributable to non-controlling interests	38,953	34,300	26,036
Corporate debt related interest expense(1)	29,485	24,146	19,531
Consolidated income tax expense (benefit)	83,101	67,869	47,803
Consolidated depreciation and amortization	17,020	20,202	22,042
Non-cash fair value adjustments(2)	—	7,436	(1,866)
Non-recurring expenses(3)	—	3,455	2,824
Other comprehensive income (loss), pre-tax	41,069	(3,301)	25,906
Third party non-controlling interests(5)	(94,264)	(48,725)	(40,535)
Adjusted EBITDA from discontinued operations	$189,202	$191,094	$154,433

Adjusted EBITDA	$146,048	$153,983	$112,379

($ in thousands)	For the Year Ended December 31,
	2022	2021
Net income (loss) attributable to common stockholders	$(8,274)	$38,132
Add: net (loss) income attributable to non-controlling interests	11,835	5,919
Corporate debt related interest expense(1)	19,290	24,426
Consolidated provision (benefit) for income taxes	50,450	21,291
Depreciation and amortization	22,973	24,437
Non-cash fair value adjustments(2)	(200)	(7,945)
Non-recurring expenses(3)	2,556	5,267
Other comprehensive income (loss), pre-tax	(62,536)	(10,751)
Warburg gain to book value(4)	54,013	—
Third party non-controlling interests(5)	(8,983)	—
Adjusted EBITDA	$81,124	$100,776

(1)
Corporate debt interest expense includes interest expense from secured corporate credit agreements, junior subordinated notes and preferred trust securities. Interest expense associated with corporate debt at the holding company level and asset specific debt is not added back for Adjusted EBITDA.
(2)
For maritime transportation operations, depreciation and amortization is deducted as a reduction in the value of the vessel. From insurance operations, changes in the fair value of the Fortegra Additional Warrant liability is added back.
(3)
Acquisition, start-up and disposition costs, including debt extinguishment, legal, taxes, banker fees and other costs.
(4)
The pre-tax gain recorded directly to Tiptree Inc. stockholders’ equity was included in Adjusted EBITDA, net of add-backs included in prior period Adjusted EBITDA.
(5)
Adjusts for the comprehensive income (loss) (including EBITDA and AOCI impacts) for the non-controlling interests of The Fortegra Group.

TIPTREE INC. C/O BROADRIDGE	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
P.O. BOX 1342 BRENTWOOD, NY 11717

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. ET on April 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/TIPT2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. ET on April 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tiptree Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

V85327-P45594	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TIPTREE INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on Proposal 1:	☐	☐	☐
Vote on Directors				__________________________
1. Election of three Class I Directors
Nominees:
01) Paul M. Friedman
02) Randy Maultsby
03) Bradley E. Smith

Vote on Proposals
The Board of Directors recommends you vote “FOR” the following proposals:		For	Against	Abstain

2. To approve Amendment No. 2 to the 2017 Omnibus Incentive Plan to (a) extend the term of the 2017 Plan to June 6, 2037, and (b) increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,000,000 shares.

		☐	☐	☐
3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.		☐	☐	☐
4. To approve, in an advisory (non-binding) vote, the compensation of our named executive officers.		☐	☐	☐
The Board of Directors recommends you vote “3 YEARS” on the following proposal:	1 year	2 years	3 years	Abstain
5. To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every 1 (one), 2 (two) or 3 (three) years.	☐	☐	☐	☐
NOTE: To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting

to be Held on April 28, 2026:

The Notice and Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

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TIPTREE INC.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2026

4:00 p.m. Eastern Time

This proxy card is solicited on behalf of

The Board of Directors for the Annual Meeting of Stockholders on April 28, 2026

The undersigned hereby appoints Scott McKinney and Siew Kwok, and each of them individually, as proxies, with full power of substitution, to represent and vote all of the undersigned’s shares of Tiptree Inc. common stock held of record as of the close of business on March 9, 2026 at the virtual Annual Meeting of Stockholders to be held via live audio webcast at www.virtualshareholdermeeting.com/TIPT2026 on Tuesday, April 28, 2026, at 4:00 p.m. Eastern Time, subject to any adjournments or postponements thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any direction indicated on the reverse side of this card.

The shares of common stock you beneficially own will be voted as you specify. If no directions are given, the proxies will vote “FOR ALL” nominees in Proposal 1, “FOR” Proposals 2, 3 and 4, and “3 Years” for Proposal 5.

In the event that (i) any nominee herein becomes unable or unwilling to serve, or (ii) any other matter properly comes before the meeting, the proxies are authorized to vote in the manner recommended by the Board of Directors for such vote or, if no recommendation is made, in the discretion of the proxies.

Please mark, sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so that the shares may be represented at the Annual Meeting.

Continued and to be signed on reverse side